UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esq. 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2018
Date of reporting period: January 1, 2018 – June 30, 2018

Item 1.   Reports to Shareholders.

JUNE 30, 2018

2018 Semiannual
Review and Report to Stockholders

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LP manages three closed-end funds: Royce Global Value Trust, which invests primarily in companies with headquarters outside of the United States, Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages
•
A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important
A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 54 and 55. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 56 or visit our website at www.roycefunds.com.

Managed Distribution Policy
The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2018 Semiannual Report to Stockholders

Table of Contents

Semiannual Review

Letter to Our Stockholders	2

Performance	7

Semiannual Report to Stockholders

Royce Global Value Trust

Manager’s Discussion of Fund Performance	8

Schedule of Investments	10

Other Financial Statements	14

Royce Micro-Cap Trust

Manager’s Discussion of Fund Performance	22

Schedule of Investments	24

Other Financial Statements	29

Royce Value Trust

Manager’s Discussion of Fund Performance	38

Schedule of Investments	40

Other Financial Statements	45

History Since Inception	54

Distribution Reinvestment and Cash Purchase Options	56

Directors and Officers	57

Notes to Performance and Other Important Information	58

Board Approval of Investment Advisory Agreements	59

This page is not part of the 2018 Semiannual Report to Stockholders

Letter to Our Stockholders

I really like Cyclical Value's chance to take the lead.
DG
CV
CV
Blechstein 2018

SMALL-CAP DERBY—'DEFENSIVE GROWTH' LEADS HALFWAY THROUGH

SMALL-CAP’S FIRST HALF
Value Trails For Now
During the first six months of 2018, small-cap stocks enjoyed the good times bred by a bull market that at this writing has not yet slowed down. Although the first half began with higher volatility and stalled equities prices—and ended with a series of wild days that made the bullish second quarter feel more tumultuous than it was—the overall direction of U.S. markets has remained positive, particularly for smaller stocks. For the year-to-date period ended June 30, 2018, the small-cap Russell 2000 Index gained 7.7%, well ahead of both the large-cap Russell 1000 (+2.9%) and S&P 500 (+2.6%) Indexes, while making a new historical high on June 20. Returns were even higher for micro-cap stocks—the Russell Microcap Index advanced 10.7% for the same period.
This mostly welcome absolute and relative performance took place against the backdrop of an accelerating U.S. economy, a strong job market, and, in many cases, sterling corporate profit growth while at the same time global economic progress slowed, most notably in China and other large emerging markets. The major non-U.S. indexes slipped deeper into negative territory during the first half, as the combination of slower international growth, rising emerging market instability, a stronger dollar, and heightened trade war worries led investors to prefer all things domestic. (In fact, 35 of the 45 non-U.S. small-cap markets that we follow had declines in the first half of 2018, though only 26 were negative when measured in local currencies.) Still, growth continued to skew positive outside the U.S., with the important economies of Japan and Germany continuing to look solid.

Equity Indexes Average Annual Total Return as of 6/30/18 (%)

[1]	Not annualized.
Small-Cap is represented by Russell 2000; Small-Cap Value is represented by Russell 2000 Value, Small-Cap Growth is represented by Russell 2000 Growth, Large-Cap is represented by Russell 1000, Micro-Cap is represented by Russell Microcap. For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8. Past performance is no guarantee of future results.

2 | This page is not part of the 2018 Semiannual Report to Stockholders

LETTER TO OUR STOCKHOLDERS

We expect a leadership shift in the form of a reversion to the mean that would favor small-cap value outperforming small-cap growth over the next five years.

In this context, then, you would expect a small-cap specialist to be quite content, if not happy. This might especially be the case considering that small-caps—as well as micro-caps—have been true to their historical habit of outpacing larger companies through an economic expansion. Yet as much as we were pleased with first-half results, we find ourselves far from blissful. A closer look at small-cap performance in the first half reveals some genuine historical oddities in spite of all looking well on the surface. Our main concern is the disconnect between the confidence of the management teams we’ve been meeting with and the relatively underwhelming performance for many cyclical industries. We anticipated that stocks in these industries would do better owing to their recent earnings strength and ongoing prospects as well as to the healthy state of the U.S. economy (each, of course, being related to the other).

OBSTACLE ON THE TRACK
The Troublesome 10-Year Treasury Yield
Another related concern is the way in which the ongoing weakness of the 10-year Treasury yield is at odds with the quickened pace of U.S. economic growth—when the 10-year has been sluggish in the past, it’s often been seen as a symptom of economic weakness, and not without some justification. The fact that the economy has arguably been some distance down the track to normal for at least a couple of years remains a source of concern to us.

Road to Normalization: Economy vs Markets

[1]	Quarterly data. Source: Bloomberg
    We invite you to consider the following five points: through the end of June, the U.S. economy had grown for 109 consecutive months, GDP growth has converged with its long-term average, unemployment reached an 18-year low in June, personal consumption expenditure inflation hit the Fed’s 2% target in May, and short rates were rising. Additionally, we’re also seeing the early signs of inflation. Most are registering in increased commodity, raw material, and other input costs, which is historically familiar economic territory. History also shows, however, that these developments are also typically coincident with rising interest rates. So far, though, the 10-year Treasury yield has stubbornly refused to acquiesce to history—making the 10-year the major obstacle on the path back to normal in our view.

    From our perspective as highly active, valuation-sensitive small-cap specialists, the most frustrating have been those periods when the 10-year yield has fallen back. It seems to us that nearly every time it has declined over the last 18 months, the market has witnessed a subsequent flight to high yield or growth stocks while value and economically sensitive issues struggled to keep pace. It almost seems as if investors became temporarily convinced that we had slipped back into the 2010-2015 era of quantitative easing and zero interest rates. We think it bears emphasizing that, for all its uncertainty, the current environment could not be more different. Yet the disconnect persisted into June.

The critical question, then, is, what happens next? More pertinently for our investors, the question can be phrased in a more specific way as, are we likely to see a shift in small-cap style and sector leadership? We believe that we will. The second quarter saw an admittedly short-term sign when the Russell 2000 Value Index shook off five straight quarters of underperformance to outpace its small-cap growth counterpart, up 8.3% versus 7.2%. But exactly when, and under what conditions, a longer-running shift materializes remains to be seen, of course. To be sure, the kind of leadership change that we expect—from growth to value and from defensives to cyclicals—seldom occurs without a fair bit of volatility.

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SMALL-CAP HIGHS
Returns, Valuations–and Risks
Putting the issue of market turbulence aside for a moment, the timing does seem apt to us for a change. First, the two-year cumulative return at the end of June for the Russell 2000 was 46.5%—which is a wonderful, but sadly not a sustainable, pace. Second, the one-, five-, and 10-year average annual total returns for the small-cap index for the period ended June 30, 2018 were all comfortably ahead of their long-term monthly rolling averages.

Recent Small-Cap Returns Higher Than History Russell 2000 through 6/30/18

When we look at the same information for the Russell 2000 Growth Index, the contrast is even more stark, with its latest five-year return significantly in excess of its historical rolling average. This is one important reason why we expect a leadership shift in the form of a reversion to the mean that would favor small-cap value outperforming small-cap growth over the next five years.

The state of small-cap valuations also looks unsustainably high to us, particularly if we see a continued, and more consistent, rise in the 10-year yield. While the P/E ratio for the Russell 2000 did not look especially rich at the end of June, another valuation metric, the last twelve months enterprise value to earnings before interest and taxes (EV/EBIT)—which we use most frequently when examining companies—tells a different story, one that reveals higher-than-average historical valuations. The currently elevated state of returns and valuations could mean that we are entering a longish period of multiple compression, which is one reason why we prefer select small-caps with strong earnings prospects and/or modest valuations. If we see increased volatility over the balance of the year, these types of stocks look better positioned to cope with it effectively.

Based on earnings and cash flow quality—as well as confident management teams—we are seeing superior fundamentals in selected cyclical areas that other investors are avoiding. For example, the supply/demand dynamics in a number of industries, such as semiconductors & semiconductor equipment, transportation, and chemicals, look favorable to us and do not appear to us to be fully reflected in their current valuations. Many cyclical companies appear much better positioned for intermediate-term growth than defensive and/or growth stocks. While most of these cyclical stocks have lagged the field over the last 18 months, they are also more reasonably priced than defensives based on EV to EBIT. We remain convinced that fundamentally strong small-cap companies, especially those with attractive-to-reasonable valuations, will become more appealing to investors as confidence in the U.S. economy continues to build.

Cyclicals Cheaper than Defensives Median LTM EV/EBIT[1] Ex. Negative EBIT for Russell 2000 as of 6/30/18

There’s a related point that may be equally important when considering valuations: The sheer size and diversity of the small-cap asset class means that there are almost always opportunities to find what we think are promising or quality businesses trading at attractive discounts. Based on EV/EBIT, the bottom three deciles of the Russell 2000 were trading at sizable discounts compared to the median for the index as a whole at the end of June.

Many Small-Caps Sell at a Significant Discount Bottom Three Deciles in Russell 2000 Median LTM EV/EBIT[1] Ex. Negative EBIT as of 6/30/18

[1] Last Twelve Months Enterprise Value/Earnings Before Interest and Taxes

4 | This page is not part of the 2018 Semiannual Report to Stockholders

LETTER TO OUR STOCKHOLDERS

VOLATILITY AND INTEREST RATES
Both On the Rise
During the first quarter, the Russell 2000 moved 1% or more in 33% of its trading days compared to 18% in all of 2017. Another volatility measure, the CBOE Russell 2000 Volatility Index (“RVX”), measures market expectations of near-term volatility conveyed by Russell 2000 stock index option prices. The RVX has averaged 24.0% per year since its inception on 1/2/04. Its average in 2017 was 15.9%, and its year-to-date average through the end of June 2018 was 17.5%. Eighteen months of lower volatility suggests—strongly to us—that increased volatility is likely.

We also believe that the upward trend in rates is under way—and suspect that the 10-year yield will begin to move up more consistently over the next year. We see both rising rates and increased volatility as healthy. In fact, looking once more at history, we find that periods of rising rates have been favorable for small-cap stocks on both an absolute and relative basis. When the 10-Year Treasury yield was rising, the Russell 2000 outperformed the large-cap Russell 1000 in 70% of monthly rolling one-year periods for the 20-year period ended 6/30/18, with an average one-year return of 23.8% versus 19.2% for large-cap. Our expectations for absolute small-cap returns are more modest, though we do expect this historical relative return spread pattern to hold up.

How Have Small-Caps Performed When Rates Were Rising? Russell 2000 vs Russell 1000 Trailing Monthly Rolling 1-Year Returns When 10-Year Treasury Yield was Rising From 6/30/98 through 6/30/18

10-Year Treasury Yield rose in 92 of 229 periods

More specifically, we see rising rates as a phenomenon that should also be helpful to risk-conscious active managers in the small-cap space—primarily because it fosters an environment where better balance sheet companies are likely to be rewarded for their fiscal prudence. In other words, risk management matters. This is relevant today because of the increased leverage—specifically financial leverage—within the Russell 2000. And as rates continue to move up, the overall small-cap index looks increasingly risky. As active managers, we have the ability to screen and scrutinize small-cap businesses with better balance sheets and shy away from those that we see as having excess financial leverage. (It is worth mentioning that the market has largely ignored better balance sheet companies for much of the last 10 years.) Most of our strategies gravitate toward companies with low debt. We would rather focus on companies that have great operating leverage—but not financial leverage. With rising rates, inflation, and economic growth becoming established, the market seems to be transitioning into an environment that will favor similar qualities.

REASONS TO BE CHEERFUL
We are therefore of two minds about the current cycle. On the one hand, we think that we could see some consolidation or a correction—the latter certainly seems more probable now than it did a year ago. Yet we remain optimistic about small-cap earnings growth and like the fundamentals of our holdings across our strategies in terms of balance sheets, cash flows, and earnings strength. It is in cyclical areas, including Industrials, the more cyclical precincts of technology, and Materials, and that we have most often uncovered what we judge to be the best combination of value, quality, and/or growth prospects. And this has always been a function of our bottom-up process rather than a top down view of the economy.

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LETTER TO OUR STOCKHOLDERS

We see signs of progress that in our view place us squarely on the road to normalization, which was evident in the modest increases in bond yields and the reemergence of value’s leadership in 2018’s second quarter.

    This is why many of our portfolios have had perennially higher weightings in those sectors (and while others we manage have had high weightings in Financials and Consumer Discretionary). We also long ago developed the practice of leaning into those areas of the asset class where we see excess pessimism. Investments in industries that the rest of the market is abandoning have often borne fruit, though we have learned through decades of small-cap asset management that it usually requires a great deal of patience—measured in years in many cases—before the arrival of a bountiful harvest.

We think it’s worth noting that the three changes in the market environment that we expect—lower returns, higher volatility, and value/cyclical leadership—have all historically been coincident with leadership for active management. We see signs of progress that in our view place us squarely on the road to normalization, which was evident in the modest increases in bond yields and the reemergence of value’s leadership in 2018’s second quarter. There were other equally positive signs in July, including stabilizing macro indicators from outside the U.S., a welcome rebound in the performance of many industrial companies, and ongoing earnings strength for several cyclical areas. We expect to see more signs of normalizing markets to emerge as the year goes on.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer, Royce & Associates, LP	Royce & Associates, LP

July 31, 2018

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Performance

NAV Average Annual Total Returns As of June 30, 2018 (%)

	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION	INCEPTION DATE

Royce Global Value Trust	-0.88	11.89	9.69	N/A	N/A	N/A	N/A	N/A	N/A	6.48	10/17/13

Royce Micro-Cap Trust	7.84	19.79	11.16	12.51	9.92	10.76	9.81	N/A	N/A	11.19	12/14/93

Royce Value Trust	2.78	14.37	12.03	11.45	8.81	10.04	9.15	10.53	10.97	10.74	11/26/86

INDEX

Russell Global Small Cap Index	0.67	12.38	8.52	9.65	6.87	10.10	7.65	N/A	N/A	N/A	N/A

Russell Microcap Index	10.71	20.21	10.49	12.78	10.63	9.44	N/A	N/A	N/A	N/A	N/A

Russell 2000 Index	7.66	17.57	10.96	12.46	10.60	10.50	8.03	9.59	9.85	N/A	N/A

1 Not annualized.

Important Performance and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 6/30/18, for financial reporting purposes, and as a result the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, LLC (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

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MANAGERS’ DISCUSSION
Royce Global Value Trust (RGT)

Chuck Royce David Nadel Chris Flynn

FUND PERFORMANCE
Royce Global Value Trust was down 0.9% on a net asset value (“NAV”) basis and 2.8% on a market price basis for the year-to-date period ended June 30, 2018, in both cases underperforming its unleveraged benchmark, the Russell Global Small Cap Index, which rose 0.7% for the same period. While U.S. stocks generally did well, most international indexes slipped into negative territory during 2018’s first six months, as the combination of a modest slowdown in international growth, rising emerging market instability, a stronger dollar, and heightened trade war concerns all affected results.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s 11 equity sectors detracted from first-half results. Led by Consumer Discretionary and Industrials, their respective negative impacts were somewhat modest. Vakrangee, which detracted most at the position level, is an Indian company that operates a network of outlets providing everyday transactional services to mostly rural consumers, primarily in under-served areas. During the first quarter, the company faced questions about corporate governance and its internal investment policy, among other issues. Although Vakrangee refuted these allegations, the cloud overhanging the firm’s credibility gave us pause, and we exited our position in April. Burkhalter Holding is the leading provider of electrical engineering services in Switzerland. Its stock price was hurt by increasing talk that competition would pressure pricing. Seeing these issues as more temporal than structural, we chose to hold our shares during the first half.
    The stock of California-based laser diode and equipment maker Coherent underwent a correction in the first half after the company’s announcement of slightly better-than-expected results came with a more muted profit outlook. Already reducing our position in 2017, we held our position in the first half in expectation of a recovery in its previously strong profitability. The U.K.’s Clarkson is the world’s largest ship broker. After a few difficult years, the company described an improving environment for its business in hiring ships to transport commodities in March. The firm then reversed course in April when it issued a profit warning, which sent its shares into a tailspin. Thinking about the long term, we added to our position in the first half.
    Energy was the top-contributing sector in the first half, and the top contributor at the industry level was energy equipment & services, as the rebound for oil prices fed through to improved prospects for these businesses. Norway’s TGS-NOPEC Geophysical, which provides geoscience data to oil and gas companies worldwide, was the top contributor in this industry and in the portfolio as a whole. Its revenue and earnings were boosted by improving exploration and production spending, higher oil prices, and the longer-term need for energy companies to replenish reserves, which is driving increased spending on seismic data. Virtu Financial uses its technology to act as a market maker and liquidity provider to the global financial markets. Based in New York City, the firm announced impressive first-quarter results in profits and earnings thanks to increased market volatility and high trading volumes. From the Industrials sector, Kirby Corporation has the largest inland and coastal tank barge fleet in the U.S. and also draws revenue from servicing and distributing industrial engines, transmissions, parts, and oil field services equipment. The tank barge markets seem to be recovering well, thanks to retirements of older barges, limited new builds, and solid utilization rates. Kirby has also benefited from two recent acquisitions over the last 18 months that are allowing it to drive industry consolidation.
Relative to the Russell Global Small Cap, the major source of underperformance was ineffective stock selection in the Information Technology sector, most impactfully in the IT services and electronic equipment, instruments & components industries. Stock picking detracted in Health Care, particularly in the health care equipment & supplies group. Conversely, stock selection was a strength versus the benchmark in the Energy sector’s energy equipment & services industry, while a smaller advantage came from stock picks in Industrials, where the machinery group did best.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

TGS-NOPEC Geophysical	0.73

Virtu Financial Cl. A	0.47

Kirby Corporation	0.39

Bravura Solutions	0.33

Nanometrics	0.27

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Vakrangee	-0.31

Burkhalter Holding	-0.28

Coherent	-0.26

Clarkson	-0.24

ManpowerGroup	-0.23

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The market’s recent behavior looks curious to us. We hear optimism and solid progress from the management teams we meet with, see solid earnings reports, and observe consistently strong macroeconomic data. On the other hand, small-cap market leadership in the U.S. has stubbornly remained with defensive and yield-oriented stocks, while cyclicals have lagged. In addition, the rate of change in global growth has slowed, as measured by global PMIs (the Purchasing Managers’ Index, an indicator of economic health for manufacturing and service sectors), while the effects of tariffs are just now registering—and are only likely to intensify before a resolution is reached. All of this raises the degree of difficulty for U.S. equities to maintain their recent performance pace and for non-U.S. stocks to rebound. We do believe, however, that the portfolio holds companies that are well positioned to execute effectively in a more challenging environment.

8 | 2018 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	SINCE INCEPTION (10/17/13)

RGT (NAV)	-0.88	11.89	9.69	6.48

[1] Not Annualized

Market Price Performance History Since Inception (10/17/13) Cumulative Performance of Investment[1]

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)

RGT	10.5%	N/A	N/A	N/A	N/A	24.4%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

Kirby Corporation	2.1

FLIR Systems	2.1

TGS-NOPEC Geophysical	1.6

Virtu Financial Cl. A	1.5

Computer Modelling Group	1.4

VZ Holding	1.4

SEI Investments	1.3

Spirax-Sarco Engineering	1.3

Lazard Cl. A	1.2

Raven Industries	1.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.1

Information Technology	17.6

Financials	15.3

Health Care	8.8

Materials	8.8

Consumer Discretionary	6.7

Energy	5.3

Real Estate	2.6

Consumer Staples	2.4

Telecommunication Services	0.3

Utilities	0.1

Cash and Cash Equivalents, Net of Outstanding Line of Credit	4.0

Calendar Year Total Returns (%)

YEAR	RGT

2017	31.1

2016	11.1

2015	-3.4

2014	-6.2

Portfolio Country Breakdown[1,2] % of Net Assets

United States	27.5

United Kingdom	10.1

Canada	9.8

Japan	7.3

Australia	4.9

Switzerland	4.2

France	3.7

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$129 million

Number of Holdings	260

Turnover Rate	23%

Net Asset Value	$12.37

Market Price	$10.51

Average Market Capitalization[1]	$1,855 million

Weighted Average P/E Ratio[2,3]	20.0x

Weighted Average P/B Ratio[2]	2.6x

Active Share[4]	97%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018.

2018 Semiannual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments
Common Stocks – 96.0%
	SHARES	VALUE

AUSTRALIA – 4.9%
ALS	140,000	$781,197
†Ausdrill	109,800	149,108
†Bingo Industries	60,700	120,388
Bravura Solutions	475,000	1,128,391
Cochlear	5,500	814,747
Hansen Technologies	335,000	780,938
HT&E	53,400	99,192
Imdex [1]	83,800	76,590
IPH	365,000	1,202,026
NetComm Wireless [1]	30,000	24,533
Seeing Machines [1]	1,474,517	243,249
Tassal Group	23,000	70,297
†Technology One	285,000	896,386

Total (Cost $5,618,222)		6,387,042

AUSTRIA – 0.8%
Mayr-Melnhof Karton	7,500	1,012,483

Total (Cost $893,160)		1,012,483

BELGIUM – 0.4%
†Radisson Hospitality [1]	180,000	577,777

Total (Cost $505,978)		577,777

BRAZIL – 2.2%
B3	32,847	173,314
Construtora Tenda [1]	20,000	122,763
†CVC Brasil Operadora e Agencia de Viagens	17,400	202,923
Direcional Engenharia [1]	40,900	62,895
Industrias Romi	51,900	73,516
International Meal Company Alimentacao	25,000	51,152
MRV Engenharia e Participacoes	21,700	67,411
OdontoPrev	225,000	758,756
T4F Entretenimento	50,400	102,731
†Tegma Gestao Logistica	24,300	96,617
TOTVS	168,000	1,179,024

Total (Cost $3,265,772)		2,891,102

CANADA – 9.8%
Agnico Eagle Mines [2]	10,000	458,300
Altus Group	38,000	847,207
Calfrac Well Services [1]	45,800	194,397
Canaccord Genuity Group	92,000	508,059
†Canadian Western Bank	4,600	121,241
Computer Modelling Group	234,000	1,797,741
E-L Financial	1,200	748,479
FirstService Corporation	10,300	783,212
Franco-Nevada Corporation [2]	12,800	934,656
Genworth MI Canada	13,000	423,033
Gluskin Sheff + Associates	23,000	287,270
Hudbay Minerals	13,000	72,800
Leucrotta Exploration [1]	41,900	62,468
Magellan Aerospace	14,000	171,027
Major Drilling Group International [1]	201,300	1,062,657
Morneau Shepell	50,000	1,033,735
North American Construction Group	31,000	184,450
Pan American Silver [2]	31,800	569,220
†Parex Resources [1]	18,700	353,048
Solium Capital [1]	66,000	577,842
Sprott	520,600	1,203,837
†TORC Oil & Gas	22,400	125,064
Western Forest Products	101,250	206,405

Total (Cost $12,322,145)		12,726,148

CHILE – 0.1%
SMU [1]	318,400	93,805

Total (Cost $85,780)		93,805

CHINA – 1.4%
†A-Living Services [1]	45,100	82,433
China Communications Services	303,600	192,323
China Lesso Group Holdings	150,100	95,276
Chinasoft International	130,900	102,109
Fufeng Group	275,100	123,777
Hua Hong Semiconductor	51,600	177,249
TravelSky Technology	300,000	873,738
Xtep International Holdings	180,100	123,271

Total (Cost $1,209,115)		1,770,176

CYPRUS – 0.1%
†TCS Group Holding GDR	5,500	113,850

Total (Cost $114,206)		113,850

DENMARK – 1.2%
Chr. Hansen Holding	5,500	508,108
Coloplast Cl. B	4,000	399,878
DFDS	4,000	255,425
†Nilfisk Holding [1]	7,100	346,656

Total (Cost $1,091,309)		1,510,067

EGYPT – 0.4%
†Commercial International Bank (Egypt)	23,800	112,548
Egyptian Financial Group-Hermes
Holding Company [1]	235,100	303,304
Oriental Weavers	82,300	56,354

Total (Cost $494,574)		472,206

FINLAND – 0.0%
Ferratum	1,300	24,594

Total (Cost $37,828)		24,594

FRANCE – 3.7%
†Albioma	3,100	69,942
Interparfums	14,850	625,173
Neurones	26,339	738,208
Rothschild & Co	33,000	1,115,658
†Sartorius Stedim Biotech	9,000	940,663
Synergie	1,200	59,137
Thermador Groupe	19,000	1,273,603

Total (Cost $3,335,183)		4,822,384

GEORGIA – 0.1%
Bank of Georgia Group	3,400	84,583
†Georgia Capital [1]	3,400	46,217

Total (Cost $120,258)		130,800

GERMANY – 2.7%
Amadeus Fire	8,000	864,172
Carl Zeiss Meditec	13,500	921,482
CompuGroup Medical	8,000	411,066
FinTech Group [1]	500	15,736

10 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

GERMANY (continued)
MorphoSys [1]	6,000	$735,714
STRATEC Biomedical	5,051	394,613
VIB Vermoegen	4,700	120,202

Total (Cost $2,145,542)		3,462,985

GREECE – 0.2%
JUMBO	4,700	77,500
Sarantis	5,800	50,122
†Star Bulk Carriers [1]	8,000	102,880

Total (Cost $219,753)		230,502

HONG KONG – 1.3%
HKBN	150,000	230,958
I.T	378,400	270,093
Pico Far East Holdings	526,500	213,402
Texhong Textile Group	47,600	71,834
Value Partners Group	894,500	706,880
Xinyi Glass Holdings	159,800	195,330

Total (Cost $1,440,404)		1,688,497

INDIA – 2.0%
†AIA Engineering	45,000	985,186
Borosil Glass Works	5,800	78,092
Dewan Housing Finance	21,500	199,577
†Jubilant Life Sciences	16,300	166,890
Manappuram Finance	27,550	39,667
Mphasis	2,400	37,831
†Phillips Carbon Black	27,000	85,751
Radico Khaitan	24,000	144,669
Redington India	30,000	48,165
SH Kelkar & Company	200,000	656,790
†Sterlite Technologies	35,000	140,506

Total (Cost $2,836,758)		2,583,124

INDONESIA – 0.4%
Selamat Sempurna	5,500,000	502,791

Total (Cost $501,555)		502,791

IRELAND – 0.6%
†C&C Group	32,300	122,212
Irish Residential Properties REIT	62,500	100,723
Keywords Studios	25,000	588,609

Total (Cost $272,181)		811,544

ISRAEL – 0.1%
Nova Measuring Instruments [1,2]	6,700	182,575

Total (Cost $126,148)		182,575

ITALY – 0.8%
Anima Holding	7,400	39,804
DiaSorin	7,500	855,706
Openjobmetis [1]	15,900	178,624

Total (Cost $583,764)		1,074,134

JAPAN – 7.3%
Ai Holdings	20,000	433,907
As One	15,000	1,041,864
EPS Holdings	34,600	742,534
Financial Products Group	10,000	129,070
†Fujitec Company	46,000	567,132
Kyowa Exeo	7,000	183,923
Leopalace21	11,500	63,049
Mandom Corporation	1,200	37,393
Meitec Corporation	25,750	1,237,321
Nitto Kohki	2,900	67,946
NS Solutions	7,000	176,589
NSD	32,600	743,191
Open House	2,050	121,465
Pressance	6,150	95,098
Relo Group	40,000	1,056,406
Sun Frontier Fudousan	3,650	43,220
TATERU	4,400	72,688
†TKC Corporation	23,000	857,969
Tokai Corporation	4,300	92,707
Trancom	1,400	96,229
USS	67,500	1,285,192
Yumeshin Holdings	6,950	72,880
Zenkoku Hosho	6,100	277,135

Total (Cost $7,684,846)		9,494,908

MALAYSIA – 0.2%
Kossan Rubber Industries	98,100	204,967

Total (Cost $202,847)		204,967

MEXICO – 0.5%
Becle	200,000	288,214
Bolsa Mexicana de Valores	250,000	420,815

Total (Cost $789,517)		709,029

NETHERLANDS – 1.0%
AMG Advanced Metallurgical Group	3,500	197,008
DP Eurasia [1]	119,700	250,231
†Intertrust	50,000	888,696

Total (Cost $1,433,730)		1,335,935

NEW ZEALAND – 1.5%
Fisher & Paykel Healthcare	102,875	1,037,494
Trade Me Group	300,000	946,865

Total (Cost $1,542,076)		1,984,359

NORWAY – 1.8%
Kongsberg Automotive [1]	130,000	149,404
†Leroy Seafood Group	12,300	82,883
Protector Forsikring [1]	8,950	72,968
TGS-NOPEC Geophysical	55,000	2,025,944

Total (Cost $1,336,546)		2,331,199

PERU – 0.1%
Ferreycorp	93,200	66,693

Total (Cost $56,092)		66,693

PHILIPPINES – 0.1%
Pryce Corporation	489,100	54,530
Robinsons Retail Holdings	69,200	103,085

Total (Cost $184,559)		157,615

POLAND – 0.2%
Warsaw Stock Exchange	33,000	322,454

Total (Cost $459,764)		322,454

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 11

Royce Global Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

PORTUGAL – 0.3%
Sonae	313,400	$376,968

Total (Cost $421,495)		376,968

RUSSIA – 0.5%
Globaltrans Investment GDR	61,600	628,320

Total (Cost $408,649)		628,320

SINGAPORE – 1.2%
CSE Global	591,850	186,786
†Midas Holdings [1,3]	400,000	42,275
Sheng Siong Group	141,800	110,318
XP Power	24,000	1,118,093
Yanlord Land Group	134,300	156,724

Total (Cost $1,071,962)		1,614,196

SOUTH AFRICA – 0.7%
Coronation Fund Managers	59,000	250,796
JSE	15,000	177,266
Nampak [1]	35,800	40,922
PSG Group	25,000	394,022

Total (Cost $1,039,463)		863,006

SOUTH KOREA – 1.1%
†Amorepacific Corporation	700	202,557
†Com2uS	600	90,444
Eugene Technology	6,600	93,271
†Innocean Worldwide	5,700	303,795
Interojo	2,800	87,053
KIWOOM Securities	700	68,147
Koh Young Technology	1,200	109,825
Modetour Network	7,400	180,601
†S-1 Corporation	2,600	225,823

Total (Cost $1,417,075)		1,361,516

SPAIN – 0.3%
Atento [2]	65,400	447,990

Total (Cost $622,537)		447,990

SRI LANKA – 0.2%
National Development Bank	187,179	145,321
†Sampath Bank [1]	28,368	54,299
Sunshine Holdings	154,025	51,568

Total (Cost $270,465)		251,188

SWEDEN – 2.7%
Addtech Cl. B	18,960	419,557
Bravida Holding	120,000	953,248
Dustin Group	7,650	68,926
†Green Landscaping Holding [1]	40,000	115,220
Hexpol	110,000	1,144,612
Knowit	7,000	134,736
†Lagercrantz Group	60,000	653,809

Total (Cost $2,910,627)		3,490,108

SWITZERLAND – 4.2%
Burkhalter Holding	10,000	847,218
Forbo Holding	110	164,617
†Kardex	4,300	596,607
LEM Holding	500	747,248
Partners Group Holding	1,800	1,322,327
VZ Holding	5,600	1,764,314

Total (Cost $4,333,284)		5,442,331

TAIWAN – 0.3%
Gourmet Master	12,177	117,822
Sitronix Technology	46,200	178,051
TCI	6,185	95,548

Total (Cost $271,223)		391,421

THAILAND – 0.2%
Beauty Community	205,600	75,712
Erawan Group (The)	377,300	71,747
Plan B Media	300,000	55,237

Total (Cost $246,746)		202,696

TURKEY – 0.1%
Tat Gida Sanayi	72,350	68,824

Total (Cost $130,798)		68,824

UKRAINE – 0.3%
†MHP GDR	30,000	399,000

Total (Cost $411,612)		399,000

UNITED ARAB EMIRATES – 0.1%
ADES International Holding [1]	8,100	103,275

Total (Cost $107,934)		103,275

UNITED KINGDOM – 10.1%
Abcam	28,000	492,953
Ashmore Group	279,000	1,373,425
Biffa	111,400	366,080
Clarkson	40,600	1,232,383
Consort Medical	57,500	904,557
Conviviality [1,3]	61,200	0
Diploma	28,500	493,105
dotdigital group	142,200	140,751
Elementis	200,000	667,266
Equiniti Group	331,000	1,078,988
Ferroglobe	41,100	352,227
Ferroglobe (Warranty Insurance Trust)[1,3]	41,100	0
†Go-Ahead Group	4,200	88,022
Hilton Food Group	16,100	211,205
†Huntsworth	151,800	241,407
ITE Group	380,341	401,564
†ITE Group (Rights) [1]	665,596	209,943
Jupiter Fund Management	36,000	211,899
Polypipe Group	95,000	482,699
Restore	58,500	398,380
RPC Group	23,000	227,111
SIG	100,000	184,369
Spirax-Sarco Engineering	19,000	1,634,907
Staffline Group	8,400	103,875
Stallergenes Greer [1]	10,800	387,196
Victrex	22,500	865,294
†WANdisco [1]	8,000	117,722
Xaar	53,591	169,391

Total (Cost $12,593,083)		13,036,719

UNITED STATES – 27.5%
Air Lease Cl. A	36,460	1,530,226

12 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

UNITED STATES (continued)
Brooks Automation [2]	18,100	$590,422
CIRCOR International [1]	32,200	1,190,112
Cognex Corporation	10,748	479,468
Coherent [1]	3,000	469,260
†comScore [1]	24,000	523,200
Diebold Nixdorf [2]	28,800	344,160
Diodes [1]	20,500	706,635
Dorian LPG [1]	4,475	34,189
EnerSys [2]	11,000	821,040
Expeditors International of Washington [2]	13,300	972,230
FLIR Systems [2]	51,500	2,676,455
Innospec [2,4]	12,457	953,583
Kadant	7,800	749,970
KBR [2]	58,700	1,051,904
Kirby Corporation [1,2,4]	32,900	2,750,440
Lazard Cl. A	32,600	1,594,466
Lindsay Corporation	13,700	1,328,763
Littelfuse	4,000	912,720
ManpowerGroup	8,800	757,328
MBIA [1,2,4]	80,300	725,912
Nanometrics [1,2,4]	35,600	1,260,596
National Instruments [2,4]	15,200	638,096
Popular	13,100	592,251
Quaker Chemical [2]	6,069	939,906
Raven Industries	40,000	1,538,000
Rogers Corporation [1,2,4]	4,800	535,008
SEACOR Holdings [1]	20,200	1,156,854
SEACOR Marine Holdings [1]	20,309	468,935
SEI Investments [2]	27,600	1,725,552
Signet Jewelers	5,500	306,625
Standard Motor Products	11,200	541,408
Sun Hydraulics [2]	15,139	729,549
Tennant Company [2]	11,600	916,400
Valmont Industries	5,400	814,050
Virtu Financial Cl. A [2]	74,300	1,972,665
World Fuel Services	12,000	244,920

Total (Cost $26,504,302)		35,543,298

URUGUAY – 0.3%
Arcos Dorados Holdings Cl. A	46,800	325,260

Total (Cost $351,426)		325,260

TOTAL COMMON STOCKS

(Cost $104,022,293)		$124,221,861

REPURCHASE AGREEMENT– 10.2%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$13,162,384 (collateralized by obligations of various U.S. Government Agencies, 1.375%
due 10/07/21, valued at $13,428,459)

(Cost $13,162,000)		13,162,000

TOTAL INVESTMENTS – 106.2%

(Cost $117,184,293)		137,383,861

LIABILITIES LESS CASH AND OTHER ASSETS – (6.2)%		(7,996,878)

NET ASSETS – 100.0%		$129,386,983

†	New additions in 2018.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2018. Total market value of pledged securities at June 30, 2018, was $14,875,097.

[3]
Securities for which market quotations are not readily available represent 0.0% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	At June 30, 2018, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $5,000,988.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2018, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $117,231,433. At June 30, 2018, net unrealized appreciation for all securities was $ 20,152,428 consisting of aggregate gross unrealized appreciation of $27,931,533 and aggregate gross unrealized depreciation of $7,779,105. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 13

Royce Global Value Trust	June 30, 2018 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$124,221,861

Repurchase agreements (at cost and value)	13,162,000

Cash and foreign currency	27,900

Receivable for investments sold	2,202,571

Receivable for dividends and interest	294,102

Prepaid expenses and other assets	31,792

Total Assets	139,940,226

LIABILITIES:
Revolving credit agreement	8,000,000

Payable for investments purchased	2,377,338

Payable for investment advisory fee	136,299

Payable for directors’ fees	9,151

Payable for interest expense	2,192

Accrued expenses	28,054

Deferred capital gains tax	209

Total Liabilities	10,553,243

Net Assets	$129,386,983

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,461,711 shares outstanding (150,000,000 shares authorized)	$117,980,744

Undistributed net investment income (loss)	(787,401)

Accumulated net realized gain (loss) on investments and foreign currency	(7,999,866)

Net unrealized appreciation (depreciation) on investments and foreign currency	20,193,506

Net Assets (net asset value per share - $12.37)	$129,386,983

Investments at identified cost	$104,022,293

14 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED
	6/30/18
	(UNAUDITED)	YEAR ENDED 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$411,907	$241,105

Net realized gain (loss) on investments and foreign currency	5,981,008	6,555,345

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(7,532,114)	24,156,512

Net increase (decrease) in net assets from investment operations	(1,139,199)	30,952,962

DISTRIBUTIONS:
Net investment income	–	(1,145,697)

Net realized gain on investments and foreign currency	–	–

Total distributions	–	(1,145,697)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	–	491,130

Total capital stock transactions	–	491,130

Net Increase (Decrease) In Net Assets	(1,139,199)	30,298,395

NET ASSETS:

Beginning of period	130,526,182	100,227,787

End of period (including undistributed net investment income (loss) of $(787,401) at 6/30/18 and $(1,199,309) at 12/31/17)	$129,386,983	$130,526,182

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 15

Royce Global Value Trust	Six Months Ended June 30, 2018 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$1,627,362

Foreign withholding tax	(125,280)

Interest	14,440

Rehypothecation income	9,719

Total income	1,526,241

EXPENSES:

Investment advisory fees	824,678

Interest expense	124,069

Custody and transfer agent fees	65,355

Stockholder reports	30,650

Professional fees	25,118

Administrative and office facilities	16,778

Directors’ fees	15,562

Other expenses	12,142

Total expenses	1,114,352

Compensating balance credits	(18)

Net expenses	1,114,334

Net investment income (loss)	411,907

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	6,005,916

Foreign currency transactions	(24,908)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	(7,682,352)

Other assets and liabilities denominated in foreign currency	150,238

Net realized and unrealized gain (loss) on investments and foreign currency	(1,551,106)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(1,139,199)

16 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Six Months Ended June 30, 2018 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$(1,139,199)

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(27,799,230)

Proceeds from sales and maturities of long-term investments	31,384,318

Net purchases, sales and maturities of short-term investments	(3,831,000)

Net (increase) decrease in dividends and interest receivable and other assets	(81,103)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(207,827)

Net change in unrealized appreciation (depreciation) on investments	7,682,352

Net realized gain (loss) on investments and foreign currency	(5,981,008)

Net cash provided by operating activities	27,303

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	–

Reinvestment of distributions	–

Net cash used for financing activities	–

INCREASE (DECREASE) IN CASH:	27,303

Cash and foreign currency at beginning of period	597

Cash and foreign currency at end of period	$27,900

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 17

Royce Global Value Trust

Financial Highlights
This table is presented to show selected data for a share outstanding throughout each year or other indicated period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED

	ENDED 6/30/18					PERIOD ENDED
	(UNAUDITED)	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13 [1]

Net Asset Value, Beginning of Period	$12.48	$9.62	$8.81	$9.25	$10.05	$9.78

INVESTMENT OPERATIONS:
Net investment income (loss)	0.04	0.02	0.06	0.10	0.13	(0.00)

Net realized and unrealized gain (loss) on investments and foreign currency	(0.15)	2.96	0.90	(0.43)	(0.77)	0.27

Net increase (decrease) in net assets from investment operations	(0.11)	2.98	0.96	(0.33)	(0.64)	0.27

DISTRIBUTIONS:
Net investment income	–	(0.11)	(0.14)	(0.10)	(0.15)	–

Net realized gain on investments and foreign currency	–	–	–	–	–	–

Total distributions	–	(0.11)	(0.14)	(0.10)	(0.15)	–

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.01)	(0.01)	(0.01)	(0.01)	–

Total capital stock transactions	–	(0.01)	(0.01)	(0.01)	(0.01)	–

Net Asset Value, End of Period	$12.37	$12.48	$9.62	$8.81	$9.25	$10.05

Market Value, End of Period	$10.51	$10.81	$8.04	$7.45	$8.04	$8.89

TOTAL RETURN: [2]
Net Asset Value	(0.88)%[3]	31.07%	11.12%	(3.44)%	(6.23)%	2.76%[3]

Market Value	(2.81)%[3]	35.96%	9.77%	(6.06)%	(7.86)%	(0.95)%[3]

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.25%[4]	1.25%	1.25%	1.25%	1.25%	1.25%[4]

Other operating expenses	0.44%[4]	0.42%	0.46%	0.43%	0.24%	0.37%[4]

Total expenses (net)	1.69%[4]	1.67%	1.71%	1.68%	1.49%	1.62%[4]

Expenses excluding interest expense	1.50%[4]	1.52%	1.57%	1.58%	1.49%	1.62%[4]

Expenses prior to balance credits	1.69%[4]	1.67%	1.71%	1.68%	1.49%	1.62%[4]

Net investment income (loss)	0.62%[4]	0.21%	0.69%	1.03%	1.30%	(0.13)%[4]

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$129,387	$130,526	$100,228	$91,174	$95,285	$102,684

Portfolio Turnover Rate	23%	34%	59%	65%	43%	7%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1717%	1732%	1353%	1240%

Asset coverage per $1,000	17,173	17,316	13,528	12,397

[1]	The Fund commenced operations on October 18, 2013.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]	Annualized

18 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

    Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:

    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2018. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$124,179,586	$–	$42,275	$124,221,861

Cash Equivalents	–	13,162,000	–	13,162,000

    Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the six months ended June 30, 2018, securities valued at $59,393,938 were transferred from Level 2 to Level 1 within the fair value hierarchy.

2018 Semiannual Report to Stockholders | 19

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/17	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/18

Common Stocks	$0	$126,098	$84,433	$8,774	$(8,164)	$42,275

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

    The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2018 is overnight and continuous.

FOREIGN CURRENCY:

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

DISTRIBUTIONS AND TAXES:

    As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

    The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

    The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

    Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

    The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

    The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

20 | 2018 Semiannual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (unaudited) (continued)

Capital Stock:
The Fund issued 46,290 shares of Common Stock as reinvestment of distributions for the year ended December 31, 2017.

Borrowings:

    The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

    As of June 30, 2018, the Fund has outstanding borrowings of $8,000,000. During the six months ended June 30, 2018, the Fund borrowed an average daily balance of $8,000,000 at a weighted average borrowing cost of 3.08%. The maximum amount outstanding during the six months ended June 30, 2018 was $8,000,000. As of June 30, 2018, the aggregate value of rehypothecated securities was $5,000,988. During the six months ended June 30, 2018, the Fund earned $9,719 in fees from rehypothecated securities.

Investment Advisory Agreement:

    The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.25% of the Fund’s average daily net assets. For the six months ended June 30, 2018, the Fund expensed Royce investment advisory fees totaling $824,678.

Purchases and Sales of Investment Securities:

    For the six months ended June 30, 2018, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $29,931,891 and $33,031,431, respectively.

    Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2018, were as follows:

COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$–	$425,880	$(22,161)

2018 Semiannual Report to Stockholders | 21

MANAGERS’ DISCUSSION
Royce Micro-Cap Trust (RMT)

Chuck Royce Jim Harvey Chris Flynn

FUND PERFORMANCE
A strong absolute performance helped Royce Micro-Cap Trust (“RMT”) to further solidify advantages over both of its unleveraged benchmarks, the small-cap Russell 2000 and Russell Microcap Indexes. RMT beat the Russell 2000 on both a net asset value (“NAV”) and market price basis for the one-, three-, five-, 15-, 20-year, and since inception (12/14/93) periods ended June 30, 2018. It also outpaced the micro-cap index on both an NAV and market price basis for the three- and 15-year periods ended June 30, 2018. (Data for the Russell Microcap Index goes back only to 6/30/00). The Fund advanced 7.8% on an NAV basis and 9.7% based on market price for the year-to-date period ended June 30, 2018, outpacing the Russell 2000, which was up 7.7%, but behind the 10.7% gain for the Russell Microcap for the same period.

WHAT WORKED... AND WHAT DIDN’T
Though the market’s preference for higher growth and more yield-sensitive equities created challenges for our approach, this was balanced by the overall strength of micro-cap stocks, which were the best-performing U.S. asset class in the first half of the year, along with select stock selection advantages.
    Seven of the portfolio’s 11 equity sectors made positive contributions to performance, with Information Technology and Health Care making outsized impacts, followed by Energy. Three sectors detracted from first-half results—Materials, Industrials, and Consumer Staples—though their collective negative impact was modest. This was paralleled somewhat at the industry level, where two groups dominated the positive contributors—electronic equipment, instruments & components (Information Technology) and health care equipment & supplies (Health Care)—and the impact of detractors, led by machinery (Industrials) and pharmaceuticals (Health Care), was far more modest.
    The portfolio’s top contributor at the position level, Mesa Laboratories, is in the electronic equipment, instruments & components group, though it does most of its business with hospitals, pharmaceutical and medical device manufacturers, and research laboratories by offering quality control and calibration products and services. The company reported record revenues for its fiscal fourth quarter and 2018, driven in part by strong results in each of its four divisions and greater efficiencies from the firm’s proprietary operating system that helped it to better manage inventories and speed up deliveries. Three healthcare companies were also among RMT’s top contributors in the first half, including medical device company Surmodics, which specializes in coronary stents and catheters. The firm recently engaged in an agreement with Abbot Laboratories that granted exclusive global commercialization rights for the company’s SurVeil drug. Although we trimmed our position slightly in early July, its extended pipeline of interesting products made us happy to hold a sizable position at the end of June.
    Collectors Universe, which provides authentication and grading services to dealers and collectors of coins, trading cards, event tickets, autographs, and historical and sports memorabilia, detracted most at the position level. The company’s fiscal second quarter was slower than was expected, as softness in coin submissions in China, weakness in the vintage coin market, and a decline in modern coin sales at the U.S. Mint all combined to adversely affect results. Shares of Sun Hydraulics, which makes hydraulic and electronic valves, controls, and instruments for industrial machinery and off-highway vehicles, saw its share price tumble. Despite robust sales growth, the company’s margins and earnings have been weaker than expected due to operating inefficiencies incurred by a ramp up to meet strong demand, as well as higher materials and commodity costs. We expect a reversal as the impact of management’s corrective actions—which include price increases, new supply agreements to ease constraints, and reduced temporary and overtime labor—to take effect.
Relative to the Russell 2000, the Fund’s biggest advantage came from savvy stock selection in the Energy sector’s energy equipment & services industry, while stock picking was also a strength in the real estate management & development group. A combination of superior stock selection and our overweight gave us an additional, though slighter, edge in Information Technology. Conversely, relative results were hurt by a mix of larger exposure and stock selection miscues in Industrials. Stock picking was an issue in the Materials sector, primarily in the metals & mining group, while the portfolio’s cash position also detracted from first-half performance.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

Mesa Laboratories	0.81

Surmodics	0.76

Zafgen	0.64

Mirati Therapeutics	0.55

SEACOR Marine Holdings	0.54

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Collectors Universe	-0.35

Sun Hydraulics	-0.27

Aquinox Pharmaceuticals	-0.26

Real Matters	-0.22

U.S. Global Investors Cl. A	-0.21

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The market’s recent behavior looks curious to us. We hear optimism and solid progress from the management teams we meet with, see solid earnings reports, and observe consistently strong macroeconomic data. Yet small- and micro-cap market leadership has stubbornly remained with defensive and yield-oriented stocks, while cyclicals have lagged. We are therefore far from ebullient, as we anticipate that increased volatility will accompany a shift in market leadership to value/cyclical leadership. We are also mindful that these shifts rarely occur without some turbulence, so we have sought to position the portfolio for increased volatility and lower returns.

22 | 2018 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT (NAV)	7.84	19.79	11.16	12.51	9.92	10.76	9.81	11.19

[1] Not Annualized

Market Price Performance History Since Inception (12/14/93)
Cumulative Performance of Investment[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT	24.6%	84.9%	155.6%	360.7%	578.6%	1103.3%

[1]
Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund's 1994 rights offering.

[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

Mesa Laboratories	2.2

Surmodics	1.6

nLIGHT	1.1

FRP Holdings	1.1

Major Drilling Group International	1.1

Kadant	1.1

Zafgen	1.1

SEACOR Marine Holdings	1.1

Heritage-Crystal Clean	1.0

Social Capital Hedosophia Holdings	1.0

Portfolio Sector Breakdown
% of Net Assets

Information Technology	20.7

Industrials	20.2

Financials	13.9

Health Care	13.4

Consumer Discretionary	11.7

Energy	8.7

Materials	5.3

Real Estate	3.5

Consumer Staples	2.6

Utilities	0.4

Telecommunication Services	0.2

Preferred Stock	0.4

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-1.0

Calendar Year Total Returns (%)

YEAR	RMT

2017	17.7

2016	22.0

2015	-11.7

2014	3.5

2013	44.5

2012	17.3

2011	-7.7

2010	28.5

2009	46.5

2008	-45.5

2007	0.6

2006	22.5

2005	6.8

2004	18.7

2003	55.5

Portfolio Diagnostics

Fund Net Assets	$433 million

Number of Holdings	351

Turnover Rate	10%

Net Asset Value	$10.90

Market Price	$9.99

Net Leverage[1]	1.1%

Average Market Capitalization[2]	$511 million

Weighted Average P/B Ratio[3]	2.1x

Active Share[4]	94%

U.S. Investments (% of Net Assets)	83.2%

Non-U.S. Investments (% of Net Assets)	17.8%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 and 12/31/14 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2018.

2018 Semiannual Report to Stockholders | 23

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 100.6%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 11.7%
AUTO COMPONENTS - 1.3%
Fox Factory Holding [1]	5,300	$246,715
Motorcar Parts of America [1]	54,800	1,025,308
Sebang Global Battery	50,500	1,434,119
Standard Motor Products	50,860	2,458,572
Stoneridge [1]	7,500	263,550
Unique Fabricating	12,200	106,628

		5,534,892

DISTRIBUTORS - 0.6%
Uni-Select	33,800	537,602
Weyco Group	54,300	1,976,520

		2,514,122

DIVERSIFIED CONSUMER SERVICES - 1.1%
Aspen Group [1]	141,520	1,057,154
Collectors Universe [2,3]	108,200	1,594,868
Liberty Tax Cl. A	142,900	1,153,918
Universal Technical Institute [1]	270,000	850,500

		4,656,440

HOTELS, RESTAURANTS & LEISURE - 1.6%
Century Casinos [1]	222,500	1,946,875
Del Taco Restaurants [1]	8,200	116,276
Lindblad Expeditions Holdings [1]	254,000	3,365,500
Lindblad Expeditions Holdings (Warrants) [1]	18,100	49,775
Red Lion Hotels [1]	115,500	1,345,575

		6,824,001

HOUSEHOLD DURABLES - 2.5%
AV Homes [1]	6,500	139,100
Cavco Industries [1,2,3]	20,241	4,203,044
Ethan Allen Interiors [2]	18,100	443,450
Flexsteel Industries [2]	16,100	642,390
Lifetime Brands [2]	119,294	1,509,069
PICO Holdings [2,3]	121,200	1,411,980
Skyline Champion	63,700	2,232,048
Universal Electronics [1]	6,100	201,605
ZAGG [1]	3,700	64,010

		10,846,696

INTERNET & DIRECT MARKETING RETAIL - 0.8%
FTD Companies [1]	67,200	311,808
Gaia Cl. A [1,2,3]	125,000	2,531,250
Yatra Online [1]	105,000	562,800

		3,405,858

LEISURE PRODUCTS - 0.7%
Clarus Corporation [1]	174,926	1,443,139
Nautilus [1]	118,500	1,860,450

		3,303,589

MEDIA - 0.8%
†Chicken Soup For The Soul Entertainment [1]	150,000	1,437,000
McClatchy Company (The) Cl. A [1]	69,313	689,664
New Media Investment Group	66,200	1,223,376

		3,350,040

MULTILINE RETAIL - 0.0%
Tuesday Morning [1,2,3]	36,700	111,935

SPECIALTY RETAIL - 1.3%
AutoCanada	115,200	1,490,550
Barnes & Noble Education [1]	80,000	451,200
Destination Maternity [1]	212,000	1,233,840
Destination XL Group [1]	50,000	112,500
Haverty Furniture	30,000	648,000
Kirkland’s [1]	11,000	128,040
†Lazydays Holdings [1]	30,000	266,700
MarineMax [1]	7,600	144,020
Sears Hometown and Outlet Stores [1,2,3]	269,700	566,370
Shoe Carnival [2]	21,028	682,359
Stage Stores [2]	15,000	36,150

		5,759,729

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Crown Crafts	112,159	639,306
Culp	32,900	807,695
J.G. Boswell Company [4]	2,490	1,668,798
YGM Trading	1,482,000	1,190,043

		4,305,842

Total (Cost $48,461,878)		50,613,144

CONSUMER STAPLES – 2.6%
BEVERAGES - 0.3%
Crimson Wine Group [1,4]	58,124	537,647
Primo Water [1]	40,400	706,596

		1,244,243

FOOD & STAPLES RETAILING - 0.0%
†Centric Health [1]	807,600	175,078

FOOD PRODUCTS - 2.2%
AGT Food and Ingredients	25,800	300,655
Farmer Bros. [1,2,3]	62,600	1,912,430
John B. Sanfilippo & Son [2,3]	17,800	1,325,210
Landec Corporation [1,2]	75,610	1,126,589
Seneca Foods Cl. A [1]	81,087	2,189,349
Seneca Foods Cl. B [1]	40,400	1,082,720
SunOpta [1]	176,281	1,480,760

		9,417,713

HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	12,000	521,760

Total (Cost $7,700,951)		11,358,794

ENERGY – 8.7%
ENERGY EQUIPMENT & SERVICES - 5.2%
Aspen Aerogels [1]	94,985	465,427
CARBO Ceramics [1,2,3]	70,000	641,900
CES Energy Solutions	25,000	85,384
Computer Modelling Group	437,700	3,362,697
Dawson Geophysical [1]	77,336	610,954
Era Group [1]	329,800	4,270,910
Geospace Technologies [1,2]	9,500	133,570
Hornbeck Offshore Services [1,2,3]	460,000	1,821,600
Independence Contract Drilling [1]	134,400	553,728
Mammoth Energy Services [1]	4,500	152,820
Matrix Service [1,2]	33,700	618,395
Nabors Industries	34,000	217,940
Newpark Resources [1]	11,200	121,520
North American Construction Group	50,000	297,500
Pioneer Energy Services [1,2]	245,600	1,436,760
Precision Drilling [1]	108,600	360,552
Profire Energy [1]	175,000	591,500
SEACOR Marine Holdings [1]	205,457	4,744,002
TerraVest Industries	209,000	1,600,905
Total Energy Services	25,700	227,159
Trican Well Service [1]	53,300	121,224

		22,436,447

24 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS - 3.5%
Ardmore Shipping [1]	199,300	$1,634,260
Cross Timbers Royalty Trust	67,631	979,973
Dorchester Minerals L.P.	153,963	3,171,638
Dorian LPG [1]	163,138	1,246,374
GeoPark [1]	61,971	1,279,081
Hallador Energy	24,000	171,360
Leucrotta Exploration [1]	489,800	730,239
Pacific Ethanol [1]	134,300	349,180
Panhandle Oil and Gas Cl. A	5,500	105,050
Permian Basin Royalty Trust	176,333	1,645,187
Sabine Royalty Trust	59,548	2,801,733
StealthGas [1]	229,664	902,580
†Teekay Offshore Partners L.P.	56,000	147,840

		15,164,495

Total (Cost $33,689,668)		37,600,942

FINANCIALS – 13.9%
BANKS - 2.3%
Bank of N.T. Butterfield & Son	43,810	2,002,993
Blue Hills Bancorp	50,000	1,110,000
Bryn Mawr Bank	25,000	1,157,500
Caribbean Investment Holdings [1]	735,635	169,900
Chemung Financial	31,000	1,553,410
Fauquier Bankshares	133,200	2,823,840
Live Oak Bancshares [2,3]	30,900	947,085
Midway Investments [1,5]	735,647	0

		9,764,728

CAPITAL MARKETS - 8.6%
ASA Gold and Precious Metals	171,150	1,745,730
†Ashford [1]	10,000	648,000
Banca Finnat Euramerica	568,000	244,762
Bolsa Mexicana de Valores	1,068,000	1,797,724
Canaccord Genuity Group	203,300	1,122,700
Diamond Hill Investment Group [2]	3,584	696,837
†Donnelley Financial Solutions [1]	50,000	868,500
Dundee Corporation Cl. A [1]	413,200	496,601
Fiera Capital Cl. A	78,000	698,330
Founders Advantage Capital	53,400	76,770
GAIN Capital Holdings [2]	25,000	188,750
GMP Capital	332,800	726,533
Great Elm Capital Group [1]	515,200	1,854,720
Hamilton Lane Cl. A [2]	32,300	1,549,431
INTL FCStone [1,2,3]	63,727	3,295,323
JZ Capital Partners [1]	209,999	1,305,359
Manning & Napier Cl. A	136,600	423,460
Medley Management Cl. A	153,400	544,570
MVC Capital	219,900	2,089,050
OHA Investment	59,761	91,135
Pzena Investment Management Cl. A	6,100	56,181
Queen City Investments [4]	948	1,094,940
Silvercrest Asset Management Group Cl. A	203,300	3,313,790
Sprott	1,414,533	3,270,970
U.S. Global Investors Cl. A [2]	439,454	707,521
Urbana Corporation	237,600	511,473
Value Line	136,074	3,224,954
Virtu Financial Cl. A [2]	86,200	2,288,610
†Vostok New Ventures SDR [1]	100,000	807,212
Warsaw Stock Exchange	52,900	516,904
Westaim Corporation [1]	45,000	110,219
Westwood Holdings Group [2,3]	12,400	738,296

		37,105,355

CONSUMER FINANCE - 0.6%
Currency Exchange International [1]	7,000	160,803
EZCORP Cl. A [1,2,3]	201,000	2,422,050

		2,582,853

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Waterloo Investment Holdings [1,5]	806,000	241,800

INSURANCE - 1.3%
Hallmark Financial Services [1,2]	114,000	1,137,720
†Health Insurance Innovations Cl. A [1]	4,000	129,400
Heritage Insurance Holdings	6,600	110,022
State Auto Financial	43,200	1,292,112
Trupanion [1,2,3]	82,300	3,176,780

		5,846,034

INVESTMENT COMPANIES - 1.0%
†Social Capital Hedosophia Holdings	438,850	4,410,442

Total (Cost $55,314,886)		59,951,212

HEALTH CARE – 13.4%
BIOTECHNOLOGY - 4.3%
Abeona Therapeutics [1,2,3]	142,221	2,275,536
Aquinox Pharmaceuticals [1,2]	145,397	385,302
Arcturus Therapeutics [1]	106,436	902,577
BioCryst Pharmaceuticals [1]	144,000	825,120
CareDx [1]	56,000	685,440
Idera Pharmaceuticals [1]	464,490	613,127
Invitae Corporation [1]	156,412	1,149,628
Keryx Biopharmaceuticals [1,2,3]	117,725	442,646
Knight Therapeutics [1]	187,000	1,145,058
Mirati Therapeutics [1]	51,100	2,519,230
Theratechnologies [1]	10,000	96,451
Zafgen [1]	465,381	4,760,848
Zealand Pharma [1]	187,900	2,473,938
Zealand Pharma ADR [1]	10,000	126,800

		18,401,701

HEALTH CARE EQUIPMENT & SUPPLIES - 4.7%
AtriCure 1,2	15,000	405,750
Atrion Corporation	6,169	3,697,699
Chembio Diagnostics [1]	33,300	369,630
CryoLife [1]	4,600	128,110
GenMark Diagnostics [1]	20,400	130,152
Inogen [1]	5,400	1,006,182
Invacare Corporation [2]	54,100	1,006,260
†Invuity [1]	13,400	52,260
LeMaitre Vascular	5,000	167,400
OraSure Technologies [1,2,3]	50,000	823,500
OrthoPediatrics Corporation [1]	33,300	887,112
STRATEC Biomedical	14,000	1,093,761
Surmodics [1]	125,892	6,949,238
TearLab Corporation [1,4]	8,500	1,615
Utah Medical Products	34,000	3,745,100

		20,463,769

HEALTH CARE PROVIDERS & SERVICES - 2.5%
AAC Holdings [1]	89,400	837,678
Aceto Corporation	58,300	195,305
BioTelemetry [1]	47,700	2,146,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES (continued)
CRH Medical [1]	133,000	$415,799
Cross Country Healthcare [1]	150,800	1,696,500
National Research	89,529	3,348,384
†PetIQ Cl. A [1]	25,000	671,500
Psychemedics Corporation [2]	37,500	721,500
U.S. Physical Therapy	10,000	960,000

		10,993,166

HEALTH CARE TECHNOLOGY - 1.0%
Tabula Rasa HealthCare [1]	50,000	3,191,500
Vocera Communications [1]	33,100	989,359

		4,180,859

LIFE SCIENCES TOOLS & SERVICES - 0.5%
NeoGenomics [1]	125,000	1,638,750
Quanterix Corporation [1]	45,500	653,380

		2,292,130

PHARMACEUTICALS - 0.4%
Agile Therapeutics [1,2]	80,000	39,520
Corium International [1]	4,900	39,249
Flex Pharma [1]	264,274	248,418
Theravance Biopharma [1]	59,009	1,338,324

		1,665,511

Total (Cost $34,133,114)		57,997,136

INDUSTRIALS – 20.2%
AEROSPACE & DEFENSE - 0.3%
Astronics Corporation [1]	2,460	88,486
CPI Aerostructures [1]	11,800	123,900
FLYHT Aerospace Solutions [1]	191,680	173,506
Innovative Solutions and Support [1]	142,828	415,629
SIFCO Industries [1]	45,800	242,740

		1,044,261

BUILDING PRODUCTS - 1.3%
Burnham Holdings Cl. A [4]	117,000	1,767,870
CSW Industrials [1]	20,000	1,057,000
DIRTT Environmental Solutions [1]	96,000	468,079
Insteel Industries	44,200	1,476,280
Patrick Industries [1]	17,250	980,662

		5,749,891

COMMERCIAL SERVICES & SUPPLIES - 2.1%
Atento	218,701	1,498,102
Civeo Corporation [1]	150,000	654,000
CompX International Cl. A	78,200	1,032,240
Heritage-Crystal Clean [1,2,3]	223,477	4,491,888
Hudson Technologies [1]	50,000	100,500
Team [1,2,3]	57,500	1,328,250

		9,104,980

CONSTRUCTION & ENGINEERING - 2.8%
Ameresco Cl. A [1]	251,400	3,016,800
†Granite Construction	13,500	751,410
IES Holdings [1]	220,000	3,685,000
†Infrastructure and Energy Alternatives [1]	155,000	1,443,050
†Infrastructure and Energy Alternatives (Warrants) 1	40,000	38,000
Northwest Pipe [1,2]	61,600	1,193,192
NV5 Global [1,2]	27,400	1,898,820

		12,026,272

ELECTRICAL EQUIPMENT - 1.0%
Encore Wire [2]	4,100	194,545
LSI Industries	147,412	787,180
Powell Industries	21,400	745,362
Power Solutions International [1,2,3,4]	21,100	195,175
Preformed Line Products	20,743	1,841,564
Revolution Lighting Technologies [1,2,3]	81,200	327,236

		4,091,062

INDUSTRIAL CONGLOMERATES - 0.9%
Raven Industries [2]	102,559	3,943,394

MACHINERY - 7.7%
CIRCOR International [1,2]	104,800	3,873,408
Eastern Company (The)	39,750	1,114,987
Exco Technologies	85,400	577,497
Foster (L.B.) Company [1,2,3]	95,300	2,187,135
FreightCar America [1]	86,500	1,452,335
Global Brass and Copper Holdings	5,000	156,750
Graham Corporation [2]	75,150	1,939,621
Harsco Corporation [1]	4,400	97,240
Hurco Companies	36,866	1,649,754
Kadant	49,800	4,788,270
Kornit Digital [1]	39,800	708,440
Lindsay Corporation [2]	32,600	3,161,874
Luxfer Holdings [2]	59,712	1,043,766
Lydall [1]	1,800	78,570
NN	45,300	856,170
Sun Hydraulics	74,000	3,566,060
Tennant Company	34,400	2,717,600
Titan International	212,200	2,276,906
Westport Fuel Systems [1]	454,500	1,149,885

		33,396,268

MARINE - 1.3%
Clarkson	109,900	3,335,933
†Eagle Bulk Shipping [1]	450,000	2,448,000

		5,783,933

PROFESSIONAL SERVICES - 0.9%
Acacia Research [1,2]	190,000	788,500
CBIZ [1]	47,000	1,081,000
Franklin Covey [1]	40,100	984,455
GP Strategies [1]	7,600	133,760
IBI Group [1]	84,500	451,215
InnerWorkings [1]	30,400	264,176
Kforce [2]	2,800	96,040
Resources Connection	11,200	189,280

		3,988,426

ROAD & RAIL - 0.8%
Marten Transport	5,500	128,975
Patriot Transportation Holding [1,2]	55,764	1,198,926
Universal Logistics Holdings [2,3]	77,600	2,037,000

		3,364,901

TRADING COMPANIES & DISTRIBUTORS - 1.1%
Central Steel & Wire [4]	405	248,265
EnviroStar [2,3]	44,300	1,785,290
Houston Wire & Cable [1]	331,418	2,817,053

		4,850,608

Total (Cost $64,287,164)		87,343,996

INFORMATION TECHNOLOGY – 20.7%
COMMUNICATIONS EQUIPMENT - 0.3%
Clearfield [1]	85,200	941,460

26 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
COMMUNICATIONS EQUIPMENT (continued)
EMCORE Corporation [1]	8,300	$41,915
Oclaro [1]	32,600	291,118
PCTEL	34,100	212,784

		1,487,277

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 8.3%
Airgain [1,2]	8,200	75,358
Bel Fuse Cl. A	67,705	1,448,887
†eMagin Corporation [1]	125,000	225,000
†eMagin Corporation (Warrants) [1,5]	50,000	12,500
ePlus [1]	3,000	282,300
Fabrinet [1]	2,200	81,158
FARO Technologies [1,2,3]	76,800	4,174,080
Firan Technology Group [1]	25,000	40,695
HollySys Automation Technologies	51,900	1,149,066
Inficon Holding	3,220	1,643,654
LightPath Technologies Cl. A [1]	100,000	230,000
Mesa Laboratories [2,3]	45,400	9,583,032
†nLIGHT [1,2,3]	150,000	4,959,000
Novanta [1]	37,600	2,342,480
Orbotech [1,2]	69,600	4,301,280
†PAR Technology [1]	20,000	353,600
PC Connection	43,716	1,451,371
Perceptron [1]	8,500	89,675
Richardson Electronics	316,900	3,086,606
Rogers Corporation [1,2]	600	66,876
Vishay Precision Group [1]	10,000	381,500

		35,978,118

INTERNET SOFTWARE & SERVICES - 4.7%
Amber Road [1]	25,000	235,250
Care.com [1,2,3]	171,787	3,586,913
comScore [1]	64,195	1,399,451
Etsy [1,2,3]	56,200	2,371,078
IZEA [1,2,3]	85,870	81,577
†Leaf Group [1]	64,500	699,825
MINDBODY Cl. A [1]	38,900	1,501,540
QuinStreet [1]	210,850	2,677,795
Real Matters [1]	255,000	1,105,617
Reis [2]	25,000	545,000
Solium Capital [1]	317,500	2,779,770
Stamps.com [1]	11,700	2,960,685
Support.com [1]	105,600	300,960

		20,245,461

IT SERVICES - 0.5%
Computer Task Group [1]	150,838	1,167,486
Conduent [1]	30,000	545,100
Hackett Group (The)	27,700	445,139
Innodata [1]	143,883	143,883

		2,301,608

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
†Adesto Technologies [1]	7,200	60,480
Alpha & Omega Semiconductor [1]	3,300	46,992
Amtech Systems [1,2]	92,184	557,713
Brooks Automation	91,500	2,984,730
CyberOptics Corporation [1]	43,000	748,200
†Everspin Technologies [1]	5,900	52,628
FormFactor [1]	22,869	304,158
Kulicke & Soffa Industries	77,200	1,838,904
Nanometrics [1]	64,600	2,287,486
NeoPhotonics Corporation [1,2,3]	51,300	319,599
Nova Measuring Instruments [1]	68,000	1,853,000
PDF Solutions [1]	189,700	2,272,606
Photronics [1]	231,900	1,849,402
Rudolph Technologies [1]	52,100	1,542,160
Silicon Motion Technology ADR	34,100	1,803,549
Ultra Clean Holdings [1,2]	49,900	828,340
Veeco Instruments [1,2,3]	17,500	249,375
Xcerra Corporation [1]	15,600	217,932

		19,817,254

SOFTWARE - 1.5%
Agilysys [1]	170,587	2,644,098
American Software Cl. A	120,352	1,753,529
BSQUARE Corporation [1]	83,675	225,923
Monotype Imaging Holdings	15,000	304,500
Optiva [1]	3,000	104,058
RealNetworks [1]	100,171	370,633
Rubicon Project [1]	75,000	213,750
SeaChange International [1]	284,200	971,964

		6,588,455

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
AstroNova	5,300	99,905
†Cray [1]	19,700	484,620
Intevac [1]	397,800	1,929,330
USA Technologies [1]	61,300	858,200

		3,372,055

Total (Cost $58,957,346)		89,790,228

MATERIALS – 5.3%
CHEMICALS - 1.8%
Balchem Corporation	10,575	1,037,830
LSB Industries [1]	135,800	719,740
OMNOVA Solutions [1]	25,000	260,000
Quaker Chemical [2]	24,400	3,778,828
Rayonier Advanced Materials	50,000	854,500
Trecora Resources [1]	89,600	1,330,560

		7,981,458

CONSTRUCTION MATERIALS - 0.3%
Monarch Cement [4]	16,303	1,149,688
U.S. Concrete [1]	2,500	131,250

		1,280,938

CONTAINERS & PACKAGING - 0.3%
UFP Technologies [1]	36,445	1,124,328

METALS & MINING - 2.9%
Alamos Gold Cl. A	186,044	1,059,955
Ampco-Pittsburgh [1]	79,002	809,770
Haynes International [2,3]	27,400	1,006,676
Hudbay Minerals	62,200	348,320
Imdex [1]	750,666	686,080
MAG Silver [1]	154,050	1,665,281
Major Drilling Group International [1]	921,657	4,865,401
Olympic Steel	35,000	714,350
Pretium Resources [1]	80,000	588,446
Universal Stainless & Alloy Products [1]	15,300	362,151
Victoria Gold [1]	890,000	236,945

		12,343,375

Total (Cost $18,563,369)		22,730,099

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 27

Royce Micro-Cap Trust	June 30, 2018 (unaudited)

Schedule of Investments (continued)

	SHARES	VALUE

REAL ESTATE – 3.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.5%
Altus Group	87,000	$1,939,657
FRP Holdings [1,2,3]	76,500	4,953,375
Marcus & Millichap [1,2]	49,567	1,933,609
RMR Group Cl. A	34,900	2,737,905
Tejon Ranch [1,2]	154,994	3,766,354

Total (Cost $9,399,137)		15,330,900

TELECOMMUNICATION SERVICES – 0.2%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
ORBCOMM [1]	67,100	677,710

Total (Cost $570,215)		677,710

UTILITIES – 0.4%
INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.0%
†Innergex Renewable Energy	15,573	163,590

WATER UTILITIES - 0.4%
†AquaVenture Holdings [1]	50,000	779,000
Global Water Resources	106,000	996,400

		1,775,400

Total (Cost $1,514,639)		1,938,990

TOTAL COMMON STOCKS

(Cost $332,592,367)		435,333,151

PREFERRED STOCK - 0.4%
†Chicken Soup For The Soul Entertainment 9.75%	80,000	1,991,200

(Cost $2,000,000)		1,991,200

REPURCHASE AGREEMENT– 8.1%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value $34,960,020 (collateralized by obligations of various U.S. Government Agencies, 1.375% due 10/07/21, valued at $35,658,523)

(Cost $34,959,000)		34,959,000

TOTAL INVESTMENTS – 109.1%

(Cost $369,551,367)		472,283,351

LIABILITIES LESS CASH AND OTHER ASSETS – (9.1)%		(39,504,530)

NET ASSETS – 100.0%		$432,778,821

†	New additions in 2018.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2018. Total market value of pledged securities at June 30, 2018, was $82,625,162.

[3]	At June 30, 2018, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $37,405,632.
[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2018, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $370,955,679. At June 30, 2018, net unrealized appreciation for all securities was $101,327,672 consisting of aggregate gross unrealized appreciation of $146,842,892 and aggregate gross unrealized depreciation of $45,515,220. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

28 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	June 30, 2018 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$437,324,351

Repurchase agreements (at cost and value)	34,959,000

Cash and foreign currency	37,630

Receivable for investments sold	7,538,093

Receivable for dividends and interest	197,972

Prepaid expenses and other assets	35,148

Total Assets	480,092,194

LIABILITIES:
Revolving credit agreement	45,000,000

Payable for investments purchased	1,905,985

Payable for investment advisory fee	301,645

Payable for directors’ fees	28,273

Payable for interest expense	12,328

Accrued expenses	65,142

Total Liabilities	47,313,373

Net Assets	$432,778,821

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 39,711,274 shares outstanding (150,000,000 shares authorized)	$334,988,734

Undistributed net investment income (loss)	(536,628)

Accumulated net realized gain (loss) on investments and foreign currency	9,731,364

Net unrealized appreciation (depreciation) on investments and foreign currency	102,732,734

Quarterly distributions	(14,137,383)

Net Assets (net asset value per share - $10.90)	$432,778,821

Investments at identified cost	$334,592,367

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 29

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/18 (UNAUDITED)	YEAR ENDED 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$465,902	$2,126,051

Net realized gain (loss) on investments and foreign currency	8,212,922	25,657,103

Net change in unrealized appreciation (depreciation) on investments and foreign currency	22,462,403	33,136,932

Net increase (decrease) in net assets from investment operations	31,141,227	60,920,086

DISTRIBUTIONS:
Net investment income	(517,428)[1]	(2,282,512)

Net realized gain on investments and foreign currency	(5,793,500)[1]	(24,135,451)

Return of capital	(7,826,455)[1]	–

Total distributions	(14,137,383)	(26,417,963)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	5,870,061	11,702,040

Total capital stock transactions	5,870,061	11,702,040

Net Increase (Decrease) In Net Assets	22,873,905	46,204,163

NET ASSETS:

Beginning of period	409,904,916	363,700,753

End of period (including undistributed net investment income (loss) of $(536,628) at 6/30/18 and $(1,002,531) at 12/31/17)	$432,778,821	$409,904,916

[1]Amounts are subject to change and recharacterization at year end.

30 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Six Months Ended June 30, 2018 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$3,185,675

Foreign withholding tax	(64,172)

Interest	40,458

Rehypothecation income	201,609

Total income	3,363,570

EXPENSES:

Investment advisory fees	1,934,484

Interest expense	697,887

Stockholder reports	60,385

Administrative and office facilities	54,131

Directors’ fees	48,977

Custody and transfer agent fees	45,043

Professional fees	29,978

Other expenses	26,982

Total expenses	2,897,867

Compensating balance credits	(199)

Net expenses	2,897,668

Net investment income (loss)	465,902

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	8,232,993

Foreign currency transactions	(20,071)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	22,461,808

Other assets and liabilities denominated in foreign currency	595

Net realized and unrealized gain (loss) on investments and foreign currency	30,675,325

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$31,141,227

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 31

Royce Micro-Cap Trust	Six Months Ended June 30, 2018 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$31,141,227

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(40,220,664)

Proceeds from sales and maturities of long-term investments	51,360,418

Net purchases, sales and maturities of short-term investments	(3,529,000)

Net (increase) decrease in dividends and interest receivable and other assets	119,955

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	108,049

Net change in unrealized appreciation (depreciation) on investments	(22,461,808)

Net realized gain (loss) on investments and foreign currency	(8,212,922)

Net cash provided by operating activities	8,305,255

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(14,137,383)

Reinvestment of distributions	5,870,061

Net cash used for financing activities	(8,267,322)

INCREASE (DECREASE) IN CASH:	37,933

Payable to custodian for cash and foreign currency overdrawn at beginning of period	(303)

Cash and foreign currency at end of period	$37,630

32 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED

	ENDED 6/30/18
	(UNAUDITED)	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net Asset Value, Beginning of Period	$10.48	$9.63	$8.59	$11.33	$14.12	$10.93

INVESTMENT OPERATIONS:
Net investment income (loss)	0.01	0.06	0.03	0.03	(0.01)	0.01

Net realized and unrealized gain (loss) on investments and foreign currency	0.78	1.52	1.70	(1.42)	0.25	4.64

Net increase (decrease) in net assets from investment operations	0.79	1.58	1.73	(1.39)	0.24	4.65

DISTRIBUTIONS:
Net investment income	(0.01)[1]	(0.06)	(0.08)	(0.01)	(0.04)	(0.03)

Net realized gain on investments and foreign currency	(0.15)[1]	(0.63)	(0.56)	(1.25)	(2.86)	(1.35)

Return of capital	(0.20)[1]	–	–	–	–	–

Total distributions	(0.36)	(0.69)	(0.64)	(1.26)	(2.90)	(1.38)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.04)	(0.05)	(0.09)	(0.13)	(0.08)

Total capital stock transactions	(0.01)	(0.04)	(0.05)	(0.09)	(0.13)	(0.08)

Net Asset Value, End of Period	$10.90	$10.48	$9.63	$8.59	$11.33	$14.12

Market Value, End of Period	$9.99	$9.44	$8.16	$7.26	$10.08	$12.61

TOTAL RETURN: [2]
Net Asset Value	7.84%[3]	17.67%	21.98%	(11.64)%	3.46%	44.66%

Market Value	9.72%[3]	25.09%	22.30%	(16.06)%	3.06%	49.42%

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[4]	0.93%[5]	0.49%	0.87%	0.93%	0.93%	0.82%

Other operating expenses	0.46%[5]	0.40%	0.39%	0.35%	0.25%	0.29%

Total expenses (net)	1.39%[5]	0.89%	1.26%	1.28%	1.18%	1.11%

Expenses net of fee waivers and excluding interest expense	1.05%[5]	0.62%	1.02%	1.08%	1.05%	0.96%

Expenses prior to fee waivers and balance credits	1.39%[5]	0.89%	1.26%	1.28%	1.18%	1.11%

Expenses prior to fee waivers	1.39%[5]	0.89%	1.26%	1.28%	1.18%	1.11%

Net investment income (loss)	0.22%[5]	0.56%	0.32%	0.26%	(0.09)%	0.08%

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$432,779	$409,905	$363,701	$312,407	$387,488	$433,121

Portfolio Turnover Rate	10%	15%	26%	39%	41%	29%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1062%	1011%	908%	794%	746%	1062%

Asset coverage per $1,000	$10,617	$10,109	$9,082	$7,942	$7,458	$10,625

[1]	Amounts are subject to change and recharacterization at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

[5]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 33

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2018. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$428,414,854	$ 6,663,997	$254,300	$435,333,151

Preferred Stocks	1,991,200	–	–	1,991,200

Cash Equivalents	–	34,959,000	–	34,959,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the six months ended June 30, 2018, securities valued at $14,133,960 were transferred from Level 2 to Level 1 within the fair value hierarchy.

34 | 2018 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/17	PURCHASES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/18

Common Stocks	$241,800	$0	$ –	$12,500	$254,300

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/18	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Common Stocks	$254,300	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2018 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

2018 Semiannual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 594,634 and 1,336,310 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2018 and the year ended December 31, 2017, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2018, the Fund has outstanding borrowings of $45,000,000. During the six months ended June 30, 2018, the Fund borrowed an average daily balance of $45,000,000 at a weighted average borrowing cost of 3.08%. The maximum amount outstanding during the six months ended June 30, 2018 was $45,000,000. As of June 30, 2018, the aggregate value of rehypothecated securities was $37,405,632. During the six months ended June 30, 2018, the Fund earned $201,609 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

36 | 2018 Semiannual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement (continued):

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the six rolling 36-month periods ended June 2018, the Fund’s investment performance ranged from 2% to 5% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $1,793,539 and a net downward adjustment of $104,191 for the performance of the Fund relative to that of the Russell 2000. Additionally, investment advisory fees for 2018 include $245,136 relating to an adjustment of prior periods’ performance fees. For the six months ended June 30, 2018, the Fund expensed Royce investment advisory fees totaling $1,934,484.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2018, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $41,430,667 and $52,763,111, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2018, were as follows:

COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$1,771,063	$ –	$ –

2018 Semiannual Report to Stockholders | 37

MANAGERS’ DISCUSSION
Royce Value Trust (RVT)

Chuck Royce Chris Flynn Lauren Romeo, CFA

FUND PERFORMANCE
Following two consecutive years of strong absolute and relative performance, our oldest closed-end portfolio fell behind each of its unleveraged small-cap benchmarks in the first half of 2018. Royce Value Trust (“RVT”) advanced 2.8% on a net asset value (“NAV”) basis and 1.4% on a market price basis for the year-to-date period ended June 30, 2018, in both cases underperforming the Russell 2000 and S&P SmallCap 600 Indexes, which had respective increases of 7.7% and 9.4% for the same period. The Fund maintained its longer-term relative advantages, outperforming the Russell 2000 based on both NAV and market price for the three-, 20-, 25-, 30-year, and since inception (11/26/86) periods ended June 30, 2018.

WHAT WORKED... AND WHAT DIDN’T
Although the first half was challenging for our multi-discipline small-cap core strategy with the market continuing to favor higher growth, lower quality, and more yield-sensitive equities, nine of RVT’s 11 equity sectors nonetheless finished the period in the black. Energy, which recovered significantly in the second quarter, was by far the top contributor, while Consumer Discretionary and Consumer Staples had only modest negative results.
At the industry level, the top contributor was energy equipment & services (Energy) as the rebound for oil prices fed through to improved prospects for these businesses. SEACOR Marine Holdings, which provides global marine and support transportation services to the energy industry, was the Fund’s top performer overall and in this industry. Stronger operating results came from nearly all of its geographic markets, which helped its shares to rise. Norway’s TGS-NOPEC Geophysical, which provides geoscience data to oil and gas companies worldwide, was also a significant contributor in this industry and in the portfolio as a whole. Its revenue and earnings were boosted by improving exploration and production spending, higher oil prices, and the longer-term need for energy companies to replenish reserves, which is driving increased spending on seismic data. Outside of energy, Copart, the largest online salvage auction provider in the U.S., saw higher volumes and revenue per car as market conditions remained robust in the first half. Copart’s continuous improvement of its virtual bidding platform is expanding the pool of potential buyers, auction participants, and bids per car. A shift within its non-insurance auto auction business toward dealers and financial institutions has been lifting both average selling prices and gross margins higher. Finally, the company has been supplementing its expanding European footprint with the acquisition of a salvage operation in Finland, augmenting its buyer base in Russia and the Baltic States.
RVT’s top-two contributors from both 2016 and 2017 made the list of top detractors in 2018’s first half. The stock of laser diode and equipment maker Coherent underwent a correction in the first half after the company’s announcement of slightly better-than-expected results came with a more muted profit outlook. Already reducing our position in 2017, we sold additional shares in June 2018. Cognex Corporation has a dominant position as the global leader in machine vision technology. It was hurt by slackening demand in its consumer electronics market, in particular by iPhone sales that were well below expectations. We also suspect that many technology businesses with global reach may have suffered amid concerns about the effect trade wars would have on worldwide growth. We held our shares in the first half.
The largest negative effect on returns relative to the Russell 2000 came from poor stock selection in Information Technology, most impactfully in the electronic equipment, instruments & components group and in Internet software & services companies. Stock selection also hurt in Consumer Discretionary, while our underweight in Health Care, especially in biotechnology, and our overweight in Industrials, most notably in the machinery group, also detracted. Machinery was also the biggest detractor for RVT at the industry level, due in large part to disappointing performance from Sun Hydraulics. In fact, several holdings in this group reported disappointing earnings and lackluster guidance, due partially to margin compression caused by higher input costs. We think that some of these margin issues should prove transitory as manufacturers must first absorb these increased costs before realizing higher product prices. Conversely, savvy stock selection gave RVT an advantage in the Energy and Real Estate sectors, as did our lower exposure to Utilities.

Top Contributors to Performance Year-to-Date Through 6/30/18 (%)[1]

SEACOR Marine Holdings	0.48

TGS-NOPEC Geophysical	0.39

Copart	0.31

Wesco Aircraft Holdings	0.25

FRP Holdings	0.25

[1] Includes dividends

Top Detractors from Performance Year-to-Date Through 6/30/18 (%)[2]

Coherent	-0.64

Cognex Corporation	-0.37

Thor Industries	-0.35

Sun Hydraulics	-0.32

ManpowerGroup	-0.27

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The market’s recent behavior looks curious to us. We hear optimism and solid progress from the management teams we meet with, see solid earnings reports, and observe consistently strong macroeconomic data. On the other hand, small-cap market leadership has stubbornly remained with defensive and yield-oriented stocks, while cyclicals have lagged. Despite new highs for the Russell 2000, we are therefore far from ebullient, as we anticipate that increased volatility will accompany a shift in market leadership to value/cyclical leadership. We are also mindful that these shifts rarely occur without some turbulence. We have therefore sought to position the portfolio for both lower small-cap returns and increased volatility.

38 | 2018 Semiannual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance
Average Annual Total Return (%) Through 6/30/18
	JAN-JUN 2018[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)

RVT (NAV)	2.78	14.37	12.03	11.45	8.81	10.04	9.15	10.53	10.97	10.74

[1] Not Annualized

Market Price Performance History Since Inception (11/26/86)
Cumulative Performance of Investment through 6/30/18[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)

RVT	16.9%	74.5%	122.8%	267.0%	460.2%	2058.6%

[1]
Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund's rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

FLIR Systems	2.1

HEICO Corporation	1.9

Quaker Chemical	1.4

Copart	1.2

Sun Hydraulics	1.2

Reliance Steel & Aluminum	1.1

Cognex Corporation	1.0

TGS-NOPEC Geophysical	1.0

SEACOR Marine Holdings	1.0

ANSYS	0.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	30.8

Information Technology	19.3

Financials	14.9

Consumer Discretionary	8.8

Materials	8.6

Energy	7.0

Health Care	4.4

Real Estate	3.7

Consumer Staples	1.6

Telecommunication Services	0.5

Utilities	0.4

Cash and Cash Equivalents, Net of Outstanding Line of Credit	0.0

Calendar Year Total Returns (%)

YEAR	RVT

2017	19.4

2016	26.8

2015	-8.1

2014	0.8

2013	34.1

2012	15.4

2011	-10.1

2010	30.3

2009	44.6

2008	-45.6

2007	5.0

2006	19.5

2005	8.4

2004	21.4

2003	40.8

Portfolio Diagnostics

Fund Net Assets	$1,490 million

Number of Holdings	372

Turnover Rate	17%

Net Asset Value	$17.34

Market Price	$15.80

Average Market Capitalization[1]	$1,914 million

Weighted Average P/E Ratio [2,3]	21.7x

Weighted Average P/B Ratio[2]	2.2x

Active Share [4]	91%

U.S. Investments (% of Net Assets)	83.1%

Non-U.S. Investments (% of Net Assets)	16.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (18% of portfolio holdings as of 6/30/18).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/16 and 6/30/18 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2018.

2018 Semiannual Report to Stockholders | 39

Royce Value Trust

Schedule of Investments
Common Stocks – 100.0%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.8%
AUTO COMPONENTS - 0.9%
Dorman Products [1]	61,400	$4,194,234
Gentex Corporation [2]	62,500	1,438,750
LCI Industries	73,616	6,636,482
Sebang Global Battery	28,500	809,354
Standard Motor Products	13,391	647,321

		13,726,141

AUTOMOBILES - 0.6%
Thor Industries [2]	93,230	9,079,670

DISTRIBUTORS - 1.3%
Connect Group	550,000	223,928
Core-Mark Holding Company	456,100	10,353,470
LKQ Corporation [1]	149,300	4,762,670
Weyco Group	97,992	3,566,909

		18,906,977

DIVERSIFIED CONSUMER SERVICES - 0.3%
Collectors Universe	71,100	1,048,014
Houghton Mifflin Harcourt [1]	100,000	765,000
Liberty Tax Cl. A	151,573	1,223,952
Universal Technical Institute [1]	504,032	1,587,701

		4,624,667

HOTELS, RESTAURANTS & LEISURE - 0.3%
†Inspired Entertainment [1,2]	150,000	937,500
Lindblad Expeditions Holdings [1]	207,600	2,750,700
Rank Group	400,000	1,010,401

		4,698,601

HOUSEHOLD DURABLES - 1.6%
Cavco Industries [1]	14,700	3,052,455
Ethan Allen Interiors	200,000	4,900,000
HG Holdings [1,3,4]	912,235	592,953
Natuzzi ADR [1]	2,096,300	3,375,043
PICO Holdings	409,400	4,769,510
†Purple Innovation [1]	225,000	1,912,500
†Purple Innovation (Warrants) [1,5]	750,000	411,000
Samson Holding	2,500,000	261,293
Skyline Champion	70,400	2,466,816
†TopBuild Corporation [1]	20,300	1,590,302

		23,331,872

INTERNET & DIRECT MARKETING RETAIL - 0.4%
CafePress [1]	39,079	45,722
FTD Companies [1]	298,014	1,382,785
†Shutterfly [1]	14,900	1,341,447
TripAdvisor [1]	50,000	2,785,500
†zooplus [1]	6,200	1,158,458

		6,713,912

LEISURE PRODUCTS - 0.7%
Clarus Corporation [1]	90,000	742,500
Nautilus [1]	574,500	9,019,650

		9,762,150

MEDIA - 0.3%
Global Eagle Entertainment [1]	110,000	277,200
Gray Television [1]	50,000	790,000
Liberty Latin America Cl. C [1,2]	96,500	1,870,170
Pico Far East Holdings	2,612,400	1,058,865

		3,996,235

MULTILINE RETAIL - 0.0%
New World Department Store China [1]	377,500	87,090

SPECIALTY RETAIL - 1.4%
AutoCanada	114,000	1,475,024
Barnes & Noble	67,000	425,450
Camping World Holdings Cl. A [2,6]	124,100	3,100,018
Container Store Group (The) [1,2]	158,200	1,330,462
Destination Maternity [1]	557,967	3,247,368
Duty Free International	2,000,000	293,578
I.T	827,000	590,292
Monro	134,000	7,785,400
Oriental Watch Holdings	967,900	310,889
Signet Jewelers	35,000	1,951,250
TravelCenters of America LLC [1]	62,500	218,750

		20,728,481

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Culp	29,400	721,770
J.G. Boswell Company [4]	3,940	2,640,588
Wolverine World Wide	322,300	11,206,371
YGM Trading	1,082,600	869,326

		15,438,055

Total (Cost $132,337,096)		131,093,851

CONSUMER STAPLES – 1.6%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR [2]	64,500	1,608,630

FOOD & STAPLES RETAILING - 0.0%
Conviviality [1,5]	350,000	0

FOOD PRODUCTS - 1.2%
Cal-Maine Foods [1,2]	40,416	1,853,073
Farmer Bros. [1]	54,700	1,671,085
Nomad Foods [1]	125,000	2,398,750
Seneca Foods Cl. A [1]	225,429	6,086,583
Seneca Foods Cl. B [1]	13,840	370,912
SunOpta [1,2]	50,000	420,000
Tootsie Roll Industries [2]	165,529	5,106,570

		17,906,973

PERSONAL PRODUCTS - 0.3%
Inter Parfums	75,630	4,046,205

Total (Cost $18,703,637)		23,561,808

ENERGY – 7.0%
ENERGY EQUIPMENT & SERVICES - 5.5%
†C&J Energy Services [1]	7,700	181,720
CARBO Ceramics [1,2,6]	78,000	715,260
Computer Modelling Group	594,350	4,566,185
Diamond Offshore Drilling [1,2,6]	214,000	4,464,040
Era Group [1]	564,693	7,312,774
Forum Energy Technologies [1]	249,431	3,080,473
Frank’s International [1,2]	108,600	847,080
Helmerich & Payne [2,6]	94,000	5,993,440
ION Geophysical [1,2,6]	71,880	1,746,684
North American Construction Group	160,000	952,000
Oil States International [1]	10,000	321,000
Pason Systems	607,680	9,947,342
†Patterson-UTI Energy	10,050	180,900
Precision Drilling [1]	93,900	311,748
RigNet [1]	32,754	337,366
RPC	12,800	186,496
SEACOR Holdings [1]	150,469	8,617,360
SEACOR Marine Holdings [1]	638,834	14,750,677
TGS-NOPEC Geophysical	419,370	15,447,642

40 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Schedule of Investments (continued)
	SHARES	VALUE

ENERGY (continued)
ENERGY EQUIPMENT & SERVICES (continued)
Trican Well Service [1]	897,300	$2,040,792
Unit Corporation [1]	15,000	383,400

		82,384,379

OIL, GAS & CONSUMABLE FUELS - 1.5%
Dorchester Minerals L.P.	279,148	5,750,449
Dorian LPG [1]	394,936	3,017,311
GeoPark [1]	53,200	1,098,048
Green Plains	145,984	2,671,507
†International Petroleum [1]	100,000	669,886
New Zealand Refining	310,000	512,310
Pryce Corporation	3,000,000	334,473
San Juan Basin Royalty Trust	320,352	1,854,838
World Fuel Services	224,227	4,576,473
WPX Energy [1]	110,000	1,983,300

		22,468,595

Total (Cost $96,379,369)		104,852,974

FINANCIALS – 14.9%
BANKS - 2.5%
Banca Sistema	200,000	472,959
Bank of N.T. Butterfield & Son	178,416	8,157,179
Canadian Western Bank	279,500	7,366,733
Farmers & Merchants Bank of Long Beach [4]	1,080	8,807,400
Fauquier Bankshares [2]	160,800	3,408,960
First Citizens BancShares Cl. A	14,676	5,918,831
Webster Financial	40,300	2,567,110

		36,699,172

CAPITAL MARKETS - 7.5%
Ares Management L.P.	489,600	10,134,720
Artisan Partners Asset Management Cl. A	270,500	8,155,575
ASA Gold and Precious Metals	199,821	2,038,174
Ashmore Group	1,354,000	6,665,294
Associated Capital Group Cl. A [2]	20,200	766,590
†Bolsa Mexicana de Valores	1,723,106	2,900,438
Citadel Capital [1]	7,749,921	1,446,883
Cowen [1]	62,706	868,478
Dundee Corporation Cl. A [1]	1,079,900	1,297,868
Edmond de Rothschild (Suisse)	153	2,641,927
GMP Capital	287,100	626,765
Hamilton Lane Cl. A	13,800	661,986
Jupiter Fund Management	230,000	1,353,800
Lazard Cl. A	89,835	4,393,830
Manning & Napier Cl. A	395,692	1,226,645
MarketAxess Holdings	51,600	10,209,576
Medley Management Cl. A [2,6]	109,500	388,725
Morningstar	84,600	10,849,950
mutares	7,000	94,008
MVC Capital	271,183	2,576,239
Oaktree Capital Group LLC Cl. A	145,700	5,922,705
Rothschild & Co	209,893	7,096,023
SEI Investments	148,500	9,284,220
Sprott	1,927,000	4,456,000
TMX Group	40,700	2,668,030
U.S. Global Investors Cl. A [2]	520,551	838,087
Value Partners Group	5,453,000	4,309,243
Virtu Financial Cl. A [2]	189,000	5,017,950
Westwood Holdings Group	38,850	2,313,129

		111,202,858

CONSUMER FINANCE - 0.0%
Currency Exchange International [1]	30,000	689,157

DIVERSIFIED FINANCIAL SERVICES - 0.1%
First Pacific	1,020,000	492,735
Waterloo Investment Holdings [1,5]	2,972,000	891,600

		1,384,335

INSURANCE - 3.0%
E-L Financial	22,500	14,033,982
Erie Indemnity Cl. A	25,000	2,931,500
Independence Holding Company	259,223	8,619,165
MBIA [1,2,6]	942,400	8,519,296
ProAssurance Corporation	126,334	4,478,540
RLI Corp.	65,900	4,361,921
Trupanion [1]	36,400	1,405,040

		44,349,444

INVESTMENT COMPANIES - 0.6%
†Landcadia Holdings Cl. A [1]	63,350	641,736
RIT Capital Partners	54,192	1,476,886
†Social Capital Hedosophia Holdings [1]	680,918	6,843,226

		8,961,848

THRIFTS & MORTGAGE FINANCE - 1.2%
BofI Holding [1,2,6]	16,300	666,833
Genworth MI Canada	220,795	7,184,886
Timberland Bancorp	288,857	10,785,920
Vestin Realty Mortgage II [1,4]	34	102,000

		18,739,639

Total (Cost $175,742,781)		222,026,453

HEALTH CARE – 4.4%
BIOTECHNOLOGY - 0.5%
Keryx Biopharmaceuticals [1,2,6]	139,000	522,640
Sangamo Therapeutics [1,2,6]	65,815	934,573
Zealand Pharma [1]	408,857	5,383,112

		6,840,325

HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
Atrion Corporation	15,750	9,440,550
DENTSPLY SIRONA	5,000	218,850
Haemonetics [1]	6,400	573,952
Hill-Rom Holdings	5,000	436,700
Integer Holdings [1]	42,400	2,741,160
†LeMaitre Vascular	26,000	870,480
Masimo Corporation [1]	50,000	4,882,500
Neogen Corporation [1]	22,400	1,796,256
Surmodics [1]	138,500	7,645,200

		28,605,648

HEALTH CARE PROVIDERS & SERVICES - 0.2%
Community Health Systems [1]	790,000	2,622,800

HEALTH CARE TECHNOLOGY - 0.7%
athenahealth [1,2,6]	32,500	5,172,050
Medidata Solutions [1]	72,750	5,860,740

		11,032,790

LIFE SCIENCES TOOLS & SERVICES - 1.0%
Bio-Rad Laboratories Cl. A [1]	34,198	9,867,491
Bio-Techne	26,843	3,971,422
†PRA Health Sciences [1]	16,000	1,493,760

		15,332,673

PHARMACEUTICALS - 0.1%
Formosa Laboratories	275,000	492,481

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 41

Royce Value Trust

Schedule of Investments (continued)
	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS (continued)
Theravance Biopharma [1,2]	34,291	$777,720

		1,270,201

Total (Cost $41,923,713)		65,704,437

INDUSTRIALS – 30.8%
AEROSPACE & DEFENSE - 3.4%
Austal	788,670	1,085,599
Ducommun [1]	117,200	3,878,148
HEICO Corporation	260,346	18,987,052
HEICO Corporation Cl. A	157,828	9,619,586
Hexcel Corporation	51,400	3,411,932
Magellan Aerospace	186,800	2,281,982
Teledyne Technologies [1]	5,900	1,174,454
Wesco Aircraft Holdings [1]	935,364	10,522,845

		50,961,598

AIR FREIGHT & LOGISTICS - 1.4%
Expeditors International of Washington	143,000	10,453,300
Forward Air	170,750	10,087,910

		20,541,210

BUILDING PRODUCTS - 0.4%
Burnham Holdings Cl. B [4]	36,000	543,960
Patrick Industries [1]	15,775	896,809
Simpson Manufacturing	59,900	3,725,181

		5,165,950

COMMERCIAL SERVICES & SUPPLIES - 3.3%
Atento	528,700	3,621,595
Biffa	540,000	1,774,536
CECO Environmental [1]	99,028	608,032
CompX International Cl. A	211,100	2,786,520
Copart [1]	313,000	17,703,280
Heritage-Crystal Clean [1]	146,527	2,945,193
Horizon North Logistics	500,000	1,000,266
†Interserve [1]	450,000	377,119
Kimball International Cl. B	286,180	4,624,669
Mobile Mini	105,000	4,924,500
Ritchie Bros. Auctioneers	107,100	3,654,252
Steelcase Cl. A	40,000	540,000
UniFirst Corporation	22,270	3,939,563

		48,499,525

CONSTRUCTION & ENGINEERING - 3.2%
EMCOR Group [2,6]	65,800	5,012,644
IES Holdings [1]	594,244	9,953,587
†Infrastructure and Energy Alternatives [1]	500,000	4,655,000
†Infrastructure and Energy Alternatives
(Warrants) [1,5]	625,000	475,000
Jacobs Engineering Group	169,900	10,786,951
KBR	337,400	6,046,208
Sterling Construction [1,2,6]	122,300	1,593,569
Valmont Industries [2]	65,345	9,850,759

		48,373,718

ELECTRICAL EQUIPMENT - 1.0%
AZZ	5,000	217,250
LSI Industries	263,000	1,404,420
Powell Industries	94,500	3,291,435
Preformed Line Products	91,600	8,132,248
Williams Industrial Services Group [1,4]	631,820	1,895,460

		14,940,813

INDUSTRIAL CONGLOMERATES - 0.7%
A. Soriano	2,791,000	313,787
Raven Industries	251,725	9,678,826

		9,992,613

MACHINERY - 10.5%
Chen Hsong Holdings	1,159,000	295,452
CIRCOR International [1]	143,184	5,292,081
Colfax Corporation [1]	82,242	2,520,717
Deutz	115,000	888,375
Donaldson Company	193,559	8,733,382
Exco Technologies	110,000	743,848
Franklin Electric	129,300	5,831,430
Graco	241,028	10,899,286
Hyster-Yale Materials Handling Cl. A	10,000	642,500
IDEX Corporation	53,900	7,356,272
John Bean Technologies	103,226	9,176,791
Kadant	78,100	7,509,315
Kennametal	160,100	5,747,590
Lincoln Electric Holdings	121,660	10,676,882
Lindsay Corporation [2,6]	80,000	7,759,200
NN	308,700	5,834,430
Nordson Corporation	24,296	3,119,849
Proto Labs [1]	10,000	1,189,500
RBC Bearings [1]	109,600	14,117,576
Sun Hydraulics	366,118	17,643,227
Tennant Company	111,900	8,840,100
Titan International	173,100	1,857,363
Watts Water Technologies Cl. A	61,000	4,782,400
Westinghouse Air Brake Technologies	73,100	7,206,198
Woodward	104,600	8,039,556

		156,703,320

MARINE - 1.8%
Clarkson	371,100	11,264,466
Eagle Bulk Shipping [1]	320,478	1,743,400
Kirby Corporation [1]	161,900	13,534,840

		26,542,706

PROFESSIONAL SERVICES - 1.5%
ASGN [1,2]	106,700	8,342,873
Heidrick & Struggles International	50,480	1,766,800
ManpowerGroup	107,200	9,225,632
Quess Corporation [1]	15,720	261,113
Staffline Group	120,810	1,493,944
TrueBlue [1]	56,245	1,515,803

		22,606,165

ROAD & RAIL - 1.8%
Genesee & Wyoming Cl. A [1]	15,000	1,219,800
Knight-Swift Transportation Holdings Cl. A [2]	122,400	4,676,904
Landstar System	116,760	12,750,192
Patriot Transportation Holding [1]	139,100	2,990,650
Saia [1,2,6]	40,000	3,234,000
Universal Logistics Holdings [2]	78,916	2,071,545

		26,943,091

TRADING COMPANIES & DISTRIBUTORS - 1.8%
Air Lease Cl. A	226,600	9,510,402
Central Steel & Wire [4]	4,862	2,980,406
Houston Wire & Cable [1,3]	877,363	7,457,585
SIG	940,000	1,733,070
†SiteOne Landscape Supply [1]	25,000	2,099,250

42 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2018 (unaudited)

Schedule of Investments (continued)
	SHARES	VALUE

INDUSTRIALS (continued)
TRADING COMPANIES & DISTRIBUTORS (continued)
Watsco	20,400	$3,636,912

		27,417,625

Total (Cost $270,653,334)		458,688,334

INFORMATION TECHNOLOGY – 19.3%
COMMUNICATIONS EQUIPMENT - 0.3%
ADTRAN [2]	214,973	3,192,349
Mitel Networks [1]	100,000	1,097,000

		4,289,349

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.7%
Anixter International [1,2,6]	63,795	4,038,224
Bel Fuse Cl. B	30,238	631,974
Cognex Corporation [2,6]	350,600	15,640,266
Coherent [1]	60,400	9,447,768
†eMagin Corporation (Warrants) [1,5]	50,000	12,500
Fabrinet [1]	285,600	10,535,784
FARO Technologies [1]	179,437	9,752,401
FLIR Systems	611,637	31,786,775
Horiba	12,000	839,995
IPG Photonics [1,2,6]	51,100	11,274,193
Littelfuse	13,900	3,171,702
National Instruments	261,850	10,992,463
†nLIGHT [1,2]	34,400	1,137,264
Perceptron [1]	357,700	3,773,735
Plexus Corporation [1]	150,600	8,966,724
Richardson Electronics	573,732	5,588,150
Rogers Corporation [1]	32,366	3,607,514
Seeing Machines [1]	20,131,784	3,321,116
TTM Technologies [1,2,6]	496,400	8,751,532
Wasion Holdings	1,500,000	814,469

		144,084,549

INTERNET SOFTWARE & SERVICES - 2.3%
†Alarm.com Holdings [1]	10,000	403,800
Care.com [1]	110,000	2,296,800
comScore [1]	390,836	8,520,225
†Etsy [1]	61,100	2,577,809
HolidayCheck Group [1]	94,900	348,542
j2 Global	81,820	7,086,430
QuinStreet [1]	180,254	2,289,226
Rhythmone [1]	97,457	218,652
Solium Capital [1]	187,400	1,640,721
Stamps.com [1]	35,700	9,033,885
Support.com [1]	216,766	617,783

		35,033,873

IT SERVICES - 0.7%
Acxiom Corporation [1]	48,000	1,437,600
Conduent [1]	20,000	363,400
CSE Global	3,450,000	1,088,807
Hackett Group (The)	417,266	6,705,465
Innodata [1]	224,314	224,314
Unisys Corporation [1]	60,000	774,000

		10,593,586

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
Advanced Energy Industries [1]	20,000	1,161,800
Brooks Automation [2,6]	351,700	11,472,454
Cabot Microelectronics	38,400	4,130,304
Cohu	143,350	3,513,508
Diodes [1]	270,850	9,336,199
Entegris	182,800	6,196,920
Kulicke & Soffa Industries [2]	66,200	1,576,884
MKS Instruments	42,010	4,020,357
Nova Measuring Instruments [1]	39,500	1,076,375
Photronics [1]	183,700	1,465,008
Rudolph Technologies [1,2]	84,500	2,501,200
Silicon Motion Technology ADR	25,000	1,322,250
Teradyne	130,000	4,949,100
†Universal Display	11,650	1,001,900
Veeco Instruments [1]	17,500	249,375
Versum Materials	123,000	4,569,450
Xperi [2]	60,000	966,000

		59,509,084

SOFTWARE - 1.9%
†Altair Engineering Cl. A [1]	5,000	170,900
ANSYS [1,2,6]	81,200	14,143,416
Manhattan Associates [1]	75,000	3,525,750
Monotype Imaging Holdings	117,700	2,389,310
Pegasystems	15,200	832,960
PTC [1]	8,600	806,766
RealNetworks [1]	170,879	632,252
Rosetta Stone [1]	40,000	641,200
SS&C Technologies Holdings	12,000	622,800
StatPro Group	400,000	907,989
TiVo	81,900	1,101,555
†Workiva Cl. A [1]	100,000	2,440,000

		28,214,898

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
Cray [1,2]	102,500	2,521,500
Diebold Nixdorf	316,600	3,783,370

		6,304,870

Total (Cost $186,393,537)		288,030,209

MATERIALS – 8.6%
CHEMICALS - 3.3%
Chase Corporation	36,100	4,232,725
FutureFuel Corporation	48,500	679,485
Hawkins	86,178	3,046,392
†Ingevity Corporation [1]	17,900	1,447,394
Innospec	36,883	2,823,394
Minerals Technologies	120,993	9,116,823
NewMarket Corporation	11,000	4,449,500
Platform Specialty Products [1]	190,000	2,204,000
Quaker Chemical	132,669	20,546,448

		48,546,161

CONSTRUCTION MATERIALS - 0.1%
†China Resources Cement Holdings	800,000	810,646

CONTAINERS & PACKAGING - 0.3%
Mayr-Melnhof Karton	34,000	4,589,921

METALS & MINING - 4.5%
Agnico Eagle Mines	15,000	687,450
Alamos Gold Cl. A	803,300	4,576,668
Ampco-Pittsburgh [1]	36,966	378,901
Corsa Coal [1]	700,000	607,006
Ferroglobe	50,000	428,500
Ferroglobe (Warranty Insurance Trust) [1,5]	49,300	0
Franco-Nevada Corporation	107,300	7,835,046
Gold Fields ADR	370,000	1,320,900

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 43

Royce Value Trust	June 30, 2018 (unaudited)

Schedule of Investments (continued)
	SHARES	VALUE

MATERIALS (continued)
METALS & MINING (continued)
Haynes International [2,6]	113,900	$4,184,686
Hecla Mining	321,300	1,118,124
Lundin Mining	640,000	3,558,666
MAG Silver [1]	198,900	2,150,109
Major Drilling Group International [1]	1,042,757	5,504,685
Mongolian Mining [1]	12,000,000	195,778
Pretium Resources [1]	165,000	1,213,669
Reliance Steel & Aluminum	193,720	16,958,249
Royal Gold	16,600	1,541,144
Sandstorm Gold [1]	270,000	1,215,000
Synalloy Corporation	178,800	3,567,060
Tahoe Resources [1]	646,000	3,178,320
VanEck Vectors Junior Gold Miners ETF	8,000	261,600
Worthington Industries	148,000	6,211,560

		66,693,121

PAPER & FOREST PRODUCTS - 0.4%
Neenah	16,700	1,416,995
Stella-Jones	142,000	5,172,768

		6,589,763

Total (Cost $98,050,104)		127,229,612

REAL ESTATE – 3.7%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
Irish Residential Properties REIT	250,000	402,891
New York REIT	15,000	273,600

		676,491

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.7%
Altus Group	24,200	539,537
FirstService Corporation	184,600	14,036,984
FRP Holdings [1]	188,558	12,209,130
Kennedy-Wilson Holdings	111,300	2,353,995
Marcus & Millichap [1]	198,713	7,751,794
Real Estate Investors	1,000,000	706,066
RMR Group Cl. A [2,6]	27,200	2,133,840
St. Joe Company (The) [1]	197,000	3,536,150
Tejon Ranch [1,2]	478,479	11,627,040

		54,894,536

Total (Cost $33,757,570)		55,571,027

TELECOMMUNICATION SERVICES – 0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
China Communications Services	750,182	475,222
HKBN	1,000,000	1,539,717

		2,014,939

WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Boingo Wireless [1]	50,000	1,129,500
Telephone and Data Systems	165,270	4,531,703

		5,661,203

Total (Cost $6,378,985)		7,676,142

UTILITIES – 0.4%
GAS UTILITIES - 0.3%
UGI Corporation	73,800	3,842,766

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.1%
†Vistra Energy [1]	65,200	1,542,632

Total (Cost $4,181,537)		5,385,398

TOTAL COMMON STOCKS

(Cost $1,064,501,663)		1,489,820,245

REPURCHASE AGREEMENT– 3.8%
Fixed Income Clearing Corporation, 0.35% dated 6/29/18, due 7/2/18, maturity value
$57,596,680 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 11/30/21, valued at $58,751,694)

(Cost $57,595,000)		57,595,000

TOTAL INVESTMENTS – 103.8%

(Cost $1,122,096,663)		1,547,415,245

LIABILITIES LESS CASH AND OTHER ASSETS – (3.8)%		(57,109,348)

NET ASSETS – 100.0%		$1,490,305,897

†	New additions in 2018.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at June 30, 2018. Total market value of pledged securities at June 30, 2018, was $122,875,447.

[3]
At June 30, 2018, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]	At June 30, 2018, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $66,358,963.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2018, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,122,991,077. At June 30, 2018, net unrealized appreciation for all securities was $424,424,168 consisting of aggregate gross unrealized appreciation of $521,620,171 and aggregate gross unrealized depreciation of $97,196,003. The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

44 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	June 30, 2018 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value

Non-Affiliated Companies	$1,481,769,707

Affiliated Companies	8,050,538

Repurchase agreements (at cost and value)	57,595,000

Cash and foreign currency	345,756

Receivable for investments sold	16,278,875

Receivable for dividends and interest	967,109

Prepaid expenses and other assets	774,384

Total Assets	1,565,781,369

LIABILITIES:
Revolving credit agreement	70,000,000

Payable for investments purchased	4,729,496

Payable for investment advisory fee	528,153

Payable for directors’ fees	55,268

Payable for interest expense	19,176

Accrued expenses	141,245

Deferred capital gains tax	2,134

Total Liabilities	75,475,472

Net Assets	$1,490,305,897

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 85,916,727 shares outstanding (150,000,000 shares authorized)	$1,027,312,345

Undistributed net investment income (loss)	9,835,467

Accumulated net realized gain (loss) on investments and foreign currency	77,928,483

Net unrealized appreciation (depreciation) on investments and foreign currency	425,339,463

Quarterly distributions	(50,109,861)

Net Assets (net asset value per share - $17.35)	$1,490,305,897

Investments at identified cost	$1,064,501,663

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 45

Royce Value Trust

Statement of Changes in Net Assets

	SIX MONTHS ENDED 6/30/18 (UNAUDITED)	YEAR ENDED 12/31/17

INVESTMENT OPERATIONS:
Net investment income (loss)	$11,560,590	$10,969,682

Net realized gain (loss) on investments and foreign currency	73,709,218	81,750,067

Net change in unrealized appreciation (depreciation) on investments and foreign currency	(46,494,859)	146,329,916

Net increase (decrease) in net assets from investment operations	38,774,949	239,049,665

DISTRIBUTIONS:
Net investment income	(5,612,304)[1]	(10,679,021)

Net realized gain on investments and foreign currency	(44,497,557)[1]	(85,441,777)

Total distributions	(50,109,861)	(96,120,798)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	21,191,356	41,508,874

Total capital stock transactions	21,191,356	41,508,874

Net Increase (Decrease) In Net Assets	9,856,444	184,437,741

NET ASSETS:

Beginning of period	1,480,449,453	1,296,011,712

End of period (including undistributed net investment income (loss) of $9,835,467 at 6/30/18 and $(1,725,122) at 12/31/17)	$1,490,305,897	$1,480,449,453

[1]	Amounts are subject to change and recharacterization at year end.

46 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Six Months Ended June 30, 2018 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$16,504,205

Foreign withholding tax	(299,311)

Interest	102,464

Rehypothecation income	179,246

Total income	16,486,604

EXPENSES:

Investment advisory fees	3,129,134

Interest expense	1,085,601

Stockholder reports	195,719

Administrative and office facilities	195,651

Custody and transfer agent fees	106,857

Directors’ fees	96,159

Professional fees	50,760

Other expenses	66,706

Total expenses	4,926,587

Compensating balance credits	(573)

Net expenses	4,926,014

Net investment income (loss)	11,560,590

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	73,716,050

Foreign currency transactions	(6,832)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	(47,455,088)

Investments in Affiliated Companies	939,879

Other assets and liabilities denominated in foreign currency	20,350

Net realized and unrealized gain (loss) on investments and foreign currency	27,214,359

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$38,774,949

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 47

Royce Value Trust	Six Months Ended June 30, 2018 (unaudited)

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$38,774,949

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(254,511,184)

Proceeds from sales and maturities of long-term investments	281,102,143

Net purchases, sales and maturities of short-term investments	(8,928,000)

Net (increase) decrease in dividends and interest receivable and other assets	24,789

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(78,323)

Net change in unrealized appreciation (depreciation) on investments	46,515,209

Net realized gain (loss) on investments and foreign currency	(73,709,218)

Net cash provided by operating activities	29,190,365

CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions	(50,109,861)

Reinvestment of distributions	21,191,356

Net cash used for financing activities	(28,918,505)

INCREASE (DECREASE) IN CASH:	271,860

Cash and foreign currency at beginning of period	73,896

Cash and foreign currency at end of period	$345,756

48 | 2018 Semiannual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS	YEARS ENDED

	ENDED 6/30/18
	(UNAUDITED)	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net Asset Value, Beginning of Period	$17.50	$15.85	$13.56	$16.24	$18.17	$15.40

INVESTMENT OPERATIONS:
Net investment income (loss)	0.13	0.13	0.12	0.12	0.12	0.12

Net realized and unrealized gain (loss) on investments and foreign currency	0.34	2.74	3.27	(1.48)	(0.13)	4.89

Net increase (decrease) in net assets from investment operations	0.47	2.87	3.39	(1.36)	(0.01)	5.01

DISTRIBUTIONS:
Net investment income	(0.07)[1]	(0.13)	(0.13)	(0.16)	(0.14)	(0.11)

Net realized gain on investments and foreign currency	(0.52)[1]	(1.03)	(0.89)	(1.08)	(1.68)	(2.08)

Total distributions	(0.59)	(1.16)	(1.02)	(1.24)	(1.82)	(2.19)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.06)	(0.08)	(0.08)	(0.10)	(0.05)

Total capital stock transactions	(0.03)	(0.06)	(0.08)	(0.08)	(0.10)	(0.05)

Net Asset Value, End of Period	$17.35	$17.50	$15.85	$13.56	$16.24	$18.17

Market Value, End of Period	$15.80	$16.17	$13.39	$11.77	$14.33	$16.01

TOTAL RETURN:[2]
Net Asset Value	2.84%[3]	19.31%	26.87%	(8.09)%	0.78%	34.14%

Market Value	1.36%[3]	30.49%	23.48%	(9.59)%	0.93%	35.63%

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[4]	0.42%[5]	0.43%	0.51%	0.50%	0.46%	0.54%

Other operating expenses	0.24%[5]	0.22%	0.22%	0.18%	0.15%	0.25%

Total expenses (net)	0.66%[5]	0.65%	0.73%	0.68%	0.61%	0.79%

Expenses net of fee waivers and excluding interest expense	0.52%[5]	0.54%	0.62%	0.61%	0.55%	0.65%

Expenses prior to fee waivers and balance credits	0.66%[5]	0.65%	0.73%	0.68%	0.61%	0.79%

Expenses prior to fee waivers	0.66%[5]	0.65%	0.73%	0.68%	0.61%	0.79%

Net investment income (loss)	1.56%[5]	0.80%	0.85%	0.78%	0.72%	0.70%

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,490,306	$1,480,449	$1,296,012	$1,072,035	$1,231,955	$1,307,829

Portfolio Turnover Rate	17%	19%	28%	35%	40%	33%

REVOLVING CREDIT AGREEMENT:
Asset coverage	2229%	2215%	1951%	1631%	1860%	1289%

Asset coverage per $1,000	$22,290	$22,149	$19,514	$16,315	$18,599	$12,889

[1]	Amounts are subject to change and recharacterization at year end.
[2]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[3]	Not annualized
[4]
The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

[5]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2018 Semiannual Report to Stockholders | 49

Royce Value Trust

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of  marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2018. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$1,470,467,378	$17,562,767	$1,790,100	$1,489,820,245

Cash Equivalents	–	57,595,000	–	57,595,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the six months ended June 30, 2018, securities valued at $592,953 were transferred from Level 1 to Level 2 and securities valued at $94,451,255 were transferred from Level 2 to Level 1 within the fair value hierarchy.

50 | 2018 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/17	PURCHASES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 6/30/18

Common Stocks	$891,600	$932,126	$ –	$(33,626)	$1,790,100

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	6/30/18	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Common Stocks	$1,790,100	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at June 30, 2018 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

CAPITAL GAINS TAXES:

The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions in any year are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions

2018 Semiannual Report to Stockholders | 51

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

DISTRIBUTIONS (continued):
will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 1,329,003 and 2,795,800 shares of Common Stock as reinvestment of distributions for the six months ended June 30, 2018 and the year ended December 31, 2017, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of June 30, 2018, the Fund has outstanding borrowings of $70,000,000. During the six months ended June 30, 2018, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 3.08%. The maximum amount outstanding during the six months ended June 30, 2018 was $70,000,000. As of June 30, 2018, the aggregate value of rehypothecated securities was $66,358,963. During the six months ended June 30, 2018, the Fund earned $179,246 in fees from rehypothecated securities.

52 | 2018 Semiannual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (unaudited) (continued)

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 60-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the six rolling 60-month periods ended June 2018, the Fund’s investment performance ranged from 24% to 30% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $6,258,272 and a net downward adjustment of $3,129,138 for the performance of the Fund relative to that of the S&P 600. For the six months ended June 30, 2018, the Fund expensed Royce investment advisory fees totaling $3,129,134.

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2018, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $255,499,437 and $258,270,619, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the six months ended June 30, 2018, were as follows:

COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$8,376,878	$ –	$ –

Transactions in Affiliated Companies:

An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund held the following positions in shares of such companies at June 30, 2018:

	SHARES	MARKET VALUE	COST OF	PROCEEDS	REALIZED	CHANGE IN NET UNREALIZED APPRECIATION	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/17	12/31/17	PURCHASES	FROM SALES	GAIN (LOSS)	(DEPRECIATION)	INCOME	6/30/18	6/30/18

HG Holdings	912,235	$793,645	$ –	$ –	$ –	$(200,692)	$ –	912,235	$592,953

Houston Wire & Cable	877,363	6,317,014	–	–	–	1,140,571	–	877,363	7,457,585

		$7,110,659			$ –	$939,879	$ –		$8,050,538

Subsequent Events:

On July 5, 2018, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 10 rights held by stockholders of record on May 30, 2018. The rights offering resulted in the issuance of 7,120,544 common shares at a price of $15.33, and proceeds of $109,157,940 to the Fund prior to the deduction of estimated expenses of $545,000. The net asset value per share of the Fund’s Common Stock was reduced by approximately $0.16 per share as a result of the issuance.

2018 Semiannual Report to Stockholders | 53

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975

12/11/14	Distribution $0.15		7.970	19	9,426	8,193

12/10/15	Distribution $0.10		7.230	14	9,101	7,696

12/9/16	Distribution $0.14		7.940	18	10,111	8,446

12/12/17	Distribution $0.11		10.610	11	13,254	11,484

6/30/18		$8,975		1,062	$13,137	$11,162

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500

10/28/94	Rights Offering	1,400	7.000	200

12/19/94	Distribution $0.05		6.750	9	9,163	8,462

12/7/95	Distribution $0.36		7.500	58	11,264	10,136

12/6/96	Distribution $0.80		7.625	133	13,132	11,550

12/5/97	Distribution $1.00		10.000	140	16,694	15,593

12/7/98	Distribution $0.29		8.625	52	16,016	14,129

12/6/99	Distribution $0.27		8.781	49	18,051	14,769

12/6/00	Distribution $1.72		8.469	333	20,016	17,026

12/6/01	Distribution $0.57		9.880	114	24,701	21,924

2002	Annual distribution total $0.80		9.518	180	21,297	19,142

2003	Annual distribution total $0.92		10.004	217	33,125	31,311

2004	Annual distribution total $1.33		13.350	257	39,320	41,788

2005	Annual distribution total $1.85		13.848	383	41,969	45,500

2006	Annual distribution total $1.55		14.246	354	51,385	57,647

2007	Annual distribution total $1.35		13.584	357	51,709	45,802

2008	Annual distribution total $1.19 [3]		8.237	578	28,205	24,807

3/11/09	Distribution $0.22 [3]		4.260	228	41,314	34,212

12/2/10	Distribution $0.08		9.400	40	53,094	45,884

2011	Annual distribution total $0.53 [3]		8.773	289	49,014	43,596

2012	Annual distribution total $0.51		9.084	285	57,501	49,669

2013	Annual distribution total $1.38		11.864	630	83,110	74,222

2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507

2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222

2016	Annual distribution total $0.64		7.513	779	92,689	78,540

2017	Annual distribution total $ 0.69		8.746	783	109,076	98,254

2018	Year-to-Date distribution total $0.36		9.876	383

6/30/18		$8,900		10,791	$117,622	$107,802

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

54 | 2018 Semiannual Report to Stockholders

History Since Inception (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000

10/15/87	Distribution $0.30		7.000	42

12/31/87	Distribution $0.22		7.125	32	8,578	7,250

12/27/88	Distribution $0.51		8.625	63	10,529	9,238

9/22/89	Rights Offering	405	9.000	45

12/29/89	Distribution $0.52		9.125	67	12,942	11,866

9/24/90	Rights Offering	457	7.375	62

12/31/90	Distribution $0.32		8.000	52	11,713	11,074

9/23/91	Rights Offering	638	9.375	68

12/31/91	Distribution $0.61		10.625	82	17,919	15,697

9/25/92	Rights Offering	825	11.000	75

12/31/92	Distribution $0.90		12.500	114	21,999	20,874

9/27/93	Rights Offering	1,469	13.000	113

12/31/93	Distribution $1.15		13.000	160	26,603	25,428

10/28/94	Rights Offering	1,103	11.250	98

12/19/94	Distribution $1.05		11.375	191	27,939	24,905

11/3/95	Rights Offering	1,425	12.500	114

12/7/95	Distribution $1.29		12.125	253	35,676	31,243

12/6/96	Distribution $1.15		12.250	247	41,213	36,335

1997	Annual distribution total $1.21		15.374	230	52,556	46,814

1998	Annual distribution total $1.54		14.311	347	54,313	47,506

1999	Annual distribution total $1.37		12.616	391	60,653	50,239

2000	Annual distribution total $1.48		13.972	424	70,711	61,648

2001	Annual distribution total $1.49		15.072	437	81,478	73,994

2002	Annual distribution total $1.51		14.903	494	68,770	68,927

1/28/03	Rights Offering	5,600	10.770	520

2003	Annual distribution total $1.30		14.582	516	106,216	107,339

2004	Annual distribution total $1.55		17.604	568	128,955	139,094

2005	Annual distribution total $1.61		18.739	604	139,808	148,773

2006	Annual distribution total $1.78		19.696	693	167,063	179,945

2007	Annual distribution total $1.85		19.687	787	175,469	165,158

2008	Annual distribution total $1.72 [3]		12.307	1,294	95,415	85,435

3/11/09	Distribution $0.32 [3]		6.071	537	137,966	115,669

12/2/10	Distribution $0.03		13.850	23	179,730	156,203

2011	Annual distribution total $0.78 [3]		13.043	656	161,638	139,866

2012	Annual distribution total $0.80		13.063	714	186,540	162,556

2013	Annual distribution total $2.19 [4]		16.647	1,658	250,219	220,474

2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516

2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185

2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425

2017	Annual distribution total $1.16		14.841	1,495	350,840	324,176

2018	Year-to-Date distribution total $0.59		15.962	748

6/30/18		$21,922		20,796	$360,603	$328,577

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.
[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

2018 Semiannual Report to Stockholders | 55

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through June 30, 2018.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through June 30, 2018. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

56 | 2018 Semiannual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director[1]
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: Director of Oxford Square Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Funds’ investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Director[1], President
Age: 53 | Number of Funds Overseen: 22 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director
Age: 69 | Number of Funds Overseen: 22 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Director
Age 56 | Number of Funds Overseen: 22 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Director
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 76 | Number of Funds Overseen: 41 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 72 | Number of Funds Overseen: 41 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 19 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp. (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director
Age: 60 | Number of Funds Overseen: 22 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 50 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 55 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 52 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 51 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 58 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Director.
Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.
2018 Semiannual Report to Stockholders | 57

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2018, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2018 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and / or Russell ratings or underlying data and no party may rely on any Russell Indexes and / or Russell ratings and / or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P SmallCap 500 and 600 are indexes of U.S. large-cap and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The CBOE Russell 2000 Volatility Index (RVX) measures market expectations of near-term volatility conveyed by Russell 2000 stock index option prices. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.
The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. For the Morningstar Small Blend Category: © 2017 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2017. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.
Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2016, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

58 | 2018 Semiannual Report to Stockholders

Board Approval of Investment Advisory Agreements

At meetings held on June 4-5, 2018, the Funds’ respective Boards of Directors, including all of the non-interested directors, approved the continuation of investment advisory agreements (each, an “Investment Advisory Agreement” and collectively, the “Investment Advisory Agreements”) between Royce & Associates, LP (“R&A”) and each of Royce Value Trust, Inc., Royce Micro-Cap Trust, Inc., and Royce Global Value Trust, Inc. (each, a “Fund” and collectively, the “Funds”). In reaching these decisions, each Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for the Funds with other funds in their respective “peer groups”, information regarding the past performance of the Funds and other registered investment companies managed by R&A and a memorandum outlining the legal duties of each Board prepared by independent counsel to the non-interested directors. R&A also provided the directors with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, each Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, stockholder services, regulatory compliance, brokerage commissions and research, and brokerage and other execution products and services provided to the Funds. Each Board also considered other matters it deemed important to the approval process, such as allocation of brokerage commissions, “soft dollar” research services R&A receives and other direct and indirect benefits to R&A and its affiliates, from their relationship with the relevant Fund. The directors also met throughout the year with investment advisory personnel from R&A. Each Board also noted R&A’s efforts to provide enhanced analytical tools to its investment staff along with the ongoing meetings conducted by R&A’s Co-Chief Investment Officers with portfolio managers experiencing performance challenges in an attempt to address such challenges. Each Board, in its deliberations, recognized that, for many of the Funds’ stockholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund stockholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested directors received assistance and advice from, and met separately with, their independent counsel. While all three of the Investment Advisory Agreements were considered at the same Board meetings, the Boards dealt with each agreement separately. Among other factors, the directors considered the following:

The nature, extent and quality of services provided by R&A:
Each Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuance of the Investment Advisory Agreement: (i) R&A’s more than 40 years of value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing the Funds; (iii) R&A’s focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds and open-end mutual funds over more than 40 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent and (viii) R&A’s focus on stockholder interests as exemplified by expansive stockholder reporting and communications. The Boards also noted that R&A’s compensation policy arrangements strongly encourage portfolio manager investment in each Fund that they manage. Each Board reviewed the services that R&A provides to each Fund, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. Each Board considered the fact that R&A provided certain administrative services to the Funds at cost pursuant to the Administration Agreement between the Funds and R&A. Each Board determined that the services to be provided to each Fund by R&A would be the same as those that it previously provided to the relevant Fund. The Boards also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, each Board noted R&A’s ability to attract and retain qualified and experienced personnel. The directors concluded that the investment advisory services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for the Funds.

Investment performance of the Funds and R&A:
Although the registered investment companies managed by R&A currently span a wider risk spectrum than they have historically, R&A generally emphasizes a risk-averse approach to investing. In light of that approach, each Board believes that risk-adjusted performance continues to be the most appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the Boards use in their review of the Funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a Fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a Fund’s historical risk-adjusted performance. The Boards attach primary importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years. It was noted, however, that Royce Global Value Trust, Inc. (“RGT”) had less than five full calendar years of performance because its inception date was October 18, 2013.

Overall, the Boards noted that financial markets were marked by increased return dispersion, declining correlation, and a steepening yield curve in 2017, just as they were in 2016. Similar to 2016, small-cap stocks enjoyed a very strong year in 2017 as a result of these factors. Unlike 2016, defensive and growth stocks outperformed cyclical and value stocks in 2017. Notwithstanding the market leadership of defensive and growth stocks in 2017, each of Royce Value Trust, Inc. (“RVT”) and Royce Micro-Cap Trust, Inc. (“RMT”) still enjoyed solid risk-adjusted performance in 2017. While each Board recognized that the solid performance of RVT and RMT in 2017 is not dispositive, it also noted that such performance during the more historically customary market environment that prevailed in 2017 was also not insignificant. The Boards noted that RVT and RMT also generally underperformed their respective peers, as evidenced by their Sharpe Ratios, from approximately March 2009 through the end of 2015. This post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, non-earning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed the higher quality companies (e.g., those with solid balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital) and cyclical companies favored by RVT and RMT. The directors also noted, however, that the relative performance for each of RVT and RMT during the more historically customary market cycle preceding the 2008 financial crisis was quite strong. Using data provided by Broadridge, the Sharpe Ratio for RVT placed in the 1st, 1st, 3rd, and 4th quartiles within the Morningstar Small Blend category while the Sharpe Ratio for RMT placed in the 2nd, 4th, 4th, and 4th quartiles within the Morningstar Small Blend category for the 1-year, 3-year, 5-year, and 10-year periods, respectively, ended December 31, 2017. The relevant Boards further noted that the use of leverage by each of RVT and RMT through preferred stock (prior to November 15, 2012) and borrowings resulted in higher volatility and worse down market performance. The 2017 market environment also enabled RGT to outperform its peers in 2017 as evidenced by its Sharpe Ratio. Using data provided by Broadridge, the Sharpe Ratio for RGT placed in the 1st and 2nd quartiles within the Morningstar World Small/Mid Stock category for the 1-year and 3-year periods, respectively, ended December 31, 2017. The Board noted the inherent limitations of using 1-year and 3-year Sharpe Ratios in evaluating RGT’s investment performance.

2018 Semiannual Report to Stockholders | 59

Board Approval of Investment Advisory Agreements

In addition to each Fund’s risk–adjusted performance, the Boards also reviewed and considered the absolute total returns and down market performance for each Fund and the long-term performance records of each of RVT and RMT for periods of 10 years and longer. The Boards further noted that R&A manages a number of funds that invest in micro-cap, small-cap, and mid-cap issuers, many of which had outperformed their benchmark indexes and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions and during 2017 as noted above. Although each Board recognized that past performance is not necessarily an indicator of future results, it found that R&A had the necessary qualifications, experience and track record in managing micro-cap, small-cap, and mid-cap securities to manage the relevant Fund. Each Board determined that R&A continued to be an appropriate investment adviser for the relevant Fund and concluded that the relevant Fund’s performance supported the approval of the continuance of its Investment Advisory Agreement.

Cost of the services provided and profits realized by R&A from its relationship with the Funds:
Each Board considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, each Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that R&A’s allocations were reasonable. The RVT Board noted that RVT was not profitable to R&A during the year ended December 31, 2017. The Boards of RMT and RGT concluded that R&A’s profits during the year ended December 31, 2017 in respect of RMT and RGT, respectively, were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale:
Each Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. Each Board noted the time and effort involved in managing portfolios of micro-, small- and mid-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The directors noted that, as closed-end funds, the Funds generally would not be expected to have significant inflows of capital that might produce increasing economies of scale. Each Board concluded that the current fee structure for each Fund was reasonable, that stockholders sufficiently participated in economies of scale and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients:
Each Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The Boards noted that the contractual advisory fee rate for RVT and RMT was lower than the median of its Broadridge-assigned peers while the contractual advisory fee rate for RGT was higher than the median of its Broadridge-assigned peers. Each Board further noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses.

In the case of RVT, its Board noted that it had a 1.00% basic fee that is subject to adjustment up or down (up to 0.50% in either direction) based on its performance versus the S&P 600 SmallCap Index over a rolling period of 60 months. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an appropriate incentive to R&A to manage RVT for the benefit of its long-term common stockholders. The Board also noted that the fee arrangement, which also includes a provision for no fee in periods where RVT’s trailing three-year performance is negative, requires R&A to measure RVT’s performance monthly against the S&P 600, an unmanaged index. Instead of receiving a set fee regardless of its performance, R&A is penalized for poor performance. The Board noted that RVT’s net expense ratio of 0.65% placed it in the 1st quartile within its Broadridge-assigned peer group for 2017. In the case of RMT, the Board noted that it also had a 1.00% basic fee subject to adjustment up or down based on its performance versus the Russell 2000 Index over a rolling 36 month period. The fee is charged on average net assets over that rolling period. As a result, in a rising market, the fee will be smaller than a fee calculated on the current year’s average net assets, and vice versa. The Board determined that the performance adjustment feature continued to serve as an incentive to R&A to manage RMT for the benefit of its long-term common stockholders. The Board noted that RMT’s net expense ratio of 0.89% placed it in the 1st quartile within its Broadridge-assigned peer group for 2017. The directors further noted that RMT’s net expense ratio was actually 22 basis points lower than the median of its Broadridge-assigned peer group and 45 basis points lower than the average expense ratio for the 44 non-institutional, non-ETF domestic funds with weighted average market capitalizations of less than $1 billion within the Morningstar database.. Finally, in the case of RGT, the Board noted that its net expense ratio of 1.67% placed it in the 4th quartile within its Broadridge-assigned peer group for 2017, 44 basis points above the peer group median. The directors noted, however, that RGT had the lowest weighted average market capitalization within that peer group.

The Boards also noted that R&A manages the Funds in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. R&A presented a chart to the Boards which demonstrated that funds with high active share scores had higher expense ratios than funds with lower active share scores due to the resources required for the active management of those funds. R&A also provided a 2018 article from a mutual fund news website to each Board that indicated that R&A’s open-end funds had the third highest asset-weighted active share among the open-end fund complexes that were examined (excluding all ETFs, all money market funds, and all funds-of-funds). The Boards noted that the active shares for RVT, RMT, and RGT were 89%, 95%, and 97%, respectively, for the calendar year ended December 31, 2017.

Each Board also considered fees charged by R&A to institutional and other clients and noted that, given the greater levels of services that R&A provides to registered investment companies such as the Funds as compared to other accounts, the base investment advisory fee for RVT and RMT and the advisory fee for RGT compared favorably to the investment advisory fees charged to those other accounts.

No single factor was cited as determinative to the decision of the directors. Rather, after weighing all of the considerations and conclusions discussed above, each entire Board, including all of the non-interested directors, approved the continuation of the relevant Investment Advisory Agreement, concluding that the continuation of such agreements was in the best interest of the shareholders of the respective Funds and that each Fund’s investment advisory fee rate was reasonable in relation to the services provided.

60 | 2018 Semiannual Report to Stockholders

About The Royce Funds	Contact Us

Unparalleled Knowledge + Experience
Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking
The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.

Specialized Approaches
Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.

Unwavering Commitment
Our team of 18 portfolio managers have significant personal investments in the strategies they manage.	GENERAL INFORMATION General Royce Funds information including an overview of our firm and Funds (800) 221-4268

COMPUTERSHARE Transfer Agent and Registrar Speak with a representative about: • Your account, transactions, and forms (800) 426-5523

FINANCIAL ADVISORS AND BROKER-DEALERS Speak with your regional Royce contact regarding: • Information about our firm, strategies, and Funds • Fund Materials (800) 337-6923

Item 2.   Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3.   Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4.   Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5.   Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6.   Investments.
(a) See Item 1.

(b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10.   Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11.   Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.
(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY: /s/ Christopher D. Clark
       Christopher D. Clark
       President

Date: August 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.	ROYCE MICRO-CAP TRUST, INC.

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Chief Financial Officer

Date: August 29, 2018	Date: August 29, 2018